SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM T - 1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

              Check if an application to determine eligibility of a
                      Trustee pursuant to Section 305(b)(2)

                                   ----------

                           NORWEST BANK COLORADO, N.A.
               (Exact name of trustee as specified in its charter)



NOT APPLICABLE                                        84-0187632
(Jurisdiction of incorporation or                     (I.R.S. Employer
Organization if not a U.S. national bank)             Identification No.)


1740 BROADWAY
DENVER, COLORADO                                      80274-8693
(Address of principal executive office)               (Zip Code)


                           NORWEST BANK COLORADO, N.A.
                        ATTN: CORPORATE TRUST DEPARTMENT
                                  1740 BROADWAY
                              DENVER, CO 80274-8693
                                  303-863-6247
            (Name, address and telephone number of agent for service)

                                   ----------

                            ICG COMMUNICATIONS, INC.
               (Exact name of obligor as specified in its charter)


COLORADO                                              84-1448147
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)

161 INVERNESS DRIVE WEST
ENGELWOOD, CO                                         80112
(Address of principal executive office)               (Zip Code)

                                   ----------

        ICG SERVICES, INC. 9 7/8% SENIOR DISCOUNT NOTES DUE MAY 1, 2008

ITEM 1.   GENERAL INFORMATION.

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                             Address
          ----                                             -------

          Comptroller of the Currency                      Washington, D.C.
          Federal Reserve Bank of Denver                   Denver, Colorado
          Federal Deposit Insurance  Corporation           Dallas, Texas
          National Bank Examiners - Western District       Denver, Colorado

          (b)  Whether it is authorized to exercise corporate trust powers.

                    Yes.


ITEM 2.   AFFILIATIONS WITH OBLIGOR.

          If the Obligor is an affiliate of the trustee, describe such affiliation.

               None.


ITEM 3.   VOTING SECURITIES OF THE TRUSTEE.

          (a) Furnish the following information as to each class of voting securities of the trustee.

               As of June 30, 1998
                     -------------
                    (within 31 days)

          Col. A                            Col. B
          ------                            ------
          Title of Class                    Amount Outstanding
          --------------                    ------------------

               Not Applicable


ITEM 4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

          If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

          (a) Title of the securities outstanding under each such other indenture.

                    ICG Holdings, Inc. 13.5% Senior Exchange Discount Notes Due September 15, 2005 and Warrants

                    ICG Holdings, Inc. 12 1/2% Senior Exchange Discount Notes Due May 1, 2006

                    ICG Holdings, Inc. 11 5/8% Senior Exchange Discount Notes Due March 15, 2007

                    ICG Services, Inc. 10% Senior Discount Notes Due February 15, 2008

          (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indentures, including a statement as to how the indenture securities will rank as compared with the securities under such other indentures.

                    Not applicable, none of the note issues are in default.


ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

          If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

               Not applicable.


ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

         Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor:

                               As of June 30, 1998
                                     -------------
                                    (within 31 days)

   Col. A              Col. B              Col. C               Col. D
-------------      --------------       ------------      ----------------------


                                        Amount Owned
Name of Owner      Title of Class       Beneficially
-------------      --------------       ------------

                       None

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE UNDERWRITERS OR THEIR OFFICIALS.

          Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

                               As of June 30, 1998
                                     -------------
                                (within 31 days)

   Col. A              Col. B              Col. C               Col. D
-------------      --------------       ------------      ----------------------
                                                          Percentage of Voting
                                                          Securities Represented
                                        Amount Owned      by Amount Given
Name of Owner      Title of Class       Beneficially      in Col. C
-------------      --------------       ------------      ----------------------

                       None


ITEM 8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

          Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

                               As of June 30, 1998
                                     -------------
                                (within 31 days)

 Col. A         Col. B            Col. C                     Col. D
--------    --------------     ----------------------    --------------
            Whether the        Amount Owned              Percentage of
            Securities are     Beneficially or           Class
            Voting or          Held as Collateral        Represented by
Title of    Nonvoting          Security for              Amount Given
Class       Securities         Obligations in Default    In Col. C
--------    --------------     ----------------------    --------------

              None


ITEM 9.   SECURITIES OF THE UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

          If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter, any of which are so owned or held by the trustee:

                               As of June 30, 1998
                                     -------------
                                (within 31 days)

 Col. A         Col. B          Col. C                     Col. D
----------   -----------     ----------------------    -------------------
                             Amount Owned
Name of                      Beneficially or Held      Percentage of Class
Issuer and                   as Collateral Security    Represented by
Title of     Amount          for Obligations in        Amount Given
Class        Outstanding     Default by Trustee        In Col. C
----------   -----------     ----------------------    -------------------

               None


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

          If the trustee owns beneficially or holds as collateral security for obligations in default any voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

                               As of June 30, 1998
                                     -------------
                                (within 31 days)

 Col. A         Col. B          Col. C                     Col. D
----------   -----------     ----------------------    -------------------
                             Amount Owned
Name of                      Beneficially or Held      Percentage of Class
Issuer and                   as Collateral Security    Represented by
Title of     Amount          for Obligations in        Amount Given
Class        Outstanding     Default by Trustee        In Col. C
----------   -----------     ----------------------    -------------------

               None


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

          If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person, any of which are so owned or held by the trustee:

                               As of June 30, 1998
                                     -------------
                                (within 31 days)

 Col. A         Col. B          Col. C                     Col. D
----------   -----------     ----------------------    -------------------
                             Amount Owned
Name of                      Beneficially or Held      Percentage of Class
Issuer and                   as Collateral Security    Represented by
Title of     Amount          for Obligations in        Amount Given
Class        Outstanding     Default by Trustee        In Col. C
----------   -----------     ----------------------    -------------------

               None


ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

          Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

              Col. A                       Col. B                 Col. C
          ----------------------      ------------------         --------

          Nature of Indebtedness      Amount Outstanding         Date Due
          ----------------------      ------------------         --------

          ICG Communications, Inc.
          Standby Letter of Credit    $500,000.00               May 1, 1999


ITEM 13.  DEFAULTS BY THE OBLIGOR.

          (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                    None.

          (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                    None.

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

          If any underwriter is an affiliate of the trustee, describe each such affiliation.

                    Not applicable.

ITEM 15.  FOREIGN TRUSTEE.

          Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                    Not applicable.

ITEM 16.  LIST OF EXHIBITS.

          List below all exhibits filed as a part of this statement of eligibility.

          1. A copy of the articles of association of the trustee as now in effect*

          2. A copy of the authorization of the trustee to exercise corporate trust powers*

          3. A copy of the existing bylaws of the trustee, or instruments corresponding thereto*

          4. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

*EXHIBITS 1, 2, AND 3 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF NORWEST BANK COLORADO, N.A. FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON AMENDMENT NO. 2 TO FORM S-4 OF ICG HOLDINGS, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 5, 1997 (REGISTRATION NO. 333-24359).

                                    SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Norwest Bank Colorado, N.A., organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City and County of Denver, and State of Colorado on the 30th day of June, 1998.

                                            NORWEST BANK COLORADO, N.A.



                                            By: /s/ Amy E. Buck
                                                ------------------
                                                Vice President

                               CONSENT OF TRUSTEE


Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the issue of ICG Services, Inc. 9 7/8% Senior Discount Notes Due May 1, 2008 we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                            NORWEST BANK COLORADO, N.A.



                                            By: /s/ Amy E. Buck
                                                ------------------
                                                Vice President





Dated: June 30, 1998

                                    EXHIBIT 4

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation
                                OMB Number:  3064-0052

                                Office of the Comptroller of the Currency
                                OMB Number:  1557-0081
                                Expires March 31, 2000

Federal Financial Institutions Examination Council
--------------------------------------------------------------------------------
                                                                             ---
[LOGO]                                                                        1
                                                 Please refer to page i,     ---
                                                 Table of Contents, for
                                                 the required disclosure
                                                 of estimated burden.

--------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business March 31, 1998                  (980331)
                                                              -----------
                                                              (RCR) 9399)

This report is required by law: 12 U.S.C. ss.324 (State member banks); 12 U.S.C. ss.1817 (State nonmember banks); and 12
U.S.C. ss.161 (National banks).

This report form is to be filed by banks with branches and
consolidated subsidiaries in U.S. territories and possessions,
Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, -----------------------------------------------------------------------------
        Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Dennis I. [ILLEGIBLE]
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

     4/17/98
--------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


/s/ [ILLEGIBLE]
--------------------------------------------------------------------------------
Director (Trustee)

/s/ [ILLEGIBLE]
--------------------------------------------------------------------------------
Director (Trustee)

/s/ [ILLEGIBLE]
--------------------------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and t hen file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy record of the completed report that the bank places in its files.
--------------------------------------------------------------------------------

FDIC Certificate Number |_|_|_|_|_|         CALL NO. 203     31         03-31-98
                        (RCRI 9050)
                                            STBK: 08-0510 00017 STCERT: 08-03011

                                            NORWEST BANK COLORADO, NATIONAL ASSC
                                            1740 BROADWAY, M.S. 8729
                                            DENVER, CO 80274


       Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                            ----
                                                                             36
                                                                            ----

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------
     NAME AND ADDRESS OF BANK                  OMB No. For OCC: 1557-0081
                                               OMB No. For FDIC 3064-0052
                                         OMB No. for Federal Reserve: 7100-0036
                                               Expiration Date: 3/31/2000
CALL NO. 203      31       03-31-98

STBK: 08-0510 00017 STCERT: 08-03011

NORWEST BANK COLORADO, NATIONAL ASSC                  SPECIAL REPORT
1740 BROADWAY, M.S. 8729                      (Dollar Amounts in Thousands)
DENVER, CO  80274

                                 -------------------------------------------------------
                                 CLOSE OF BUSINESS   FDIC Certificate Number
                                 DATE
                                                     |__|__|__|__|__|           C-700  <---

--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) SEE SECTIONS 215.2 AND 215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION O) FOR THE DEFINITIONS OF "EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY. EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.
--------------------------------------------------------------------------------

                                                                                        --------------------------------------------
a.   Number of loans made to executive officers since the previous Call Report date.     RCFD 3561                                a.
                                                                                        --------------------------------------------
b.   Total dollar amount of above loans (in thousands of dollars)...................     RCFD 3562                                b.
                                                                                        --------------------------------------------
                                             ---------------------------------------------------------------------------------------
c.   Range of interest charged on above        RCFD                                         RCFD
     loans (example: 9 3/4% = 9.74)........    7701                    .      % to          7702                    .       %     c.
                                                       ------  ------   ------    ----              ------  ------   ------  -----
                                             ---------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                  DATE (Month, Day, Year)


/s/ [ILLEGIBLE]                                                                                  4/17/98

------------------------------------------------------------------------------------------------------------------------------------

FDIC 8040/53 (3-98)

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RI-1
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/23/98 at 13:38
FDIC Certificate No.: 03011

Consolidated Report of Income
for the period January 1, 1998-March 31, 1998

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                              I480    <-
                                                                                -------------------
                                                    Dollar Amounts in Thousands RIAD Bil Mil  Thou
---------------------------------------------------------------------------------------------------
1. Interest income:                                                             ///////////////////
   a. Interest and fee income on loans:                                         ///////////////////
      (1) In domestic offices:                                                  ///////////////////
          (a) Loans secured by real estate......................................4011         41,106  1.a.(1)(a)
          (b) Loans to depository institutions..................................4019          1,332  1.a.(1)(b)
          (c) Loans to finance agricultural production and other                ///////////////////
              loans to farmers..................................................4024          2,066  1.a.(1)(c)
          (d) Commercial and industrial loans...................................4012         16,043  1.a.(1)(d)
          (e) Acceptances of other banks........................................4026              7  1.a.(1)(e)
          (f) Loans to individuals for household, family, and other             ///////////////////
              personal expenditures:                                            ///////////////////
              (1) Credit cards and related plans................................4054          1,945  1.a.(1)(f)(1)
              (2) Other.........................................................4055         19,258  1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions............4056              0  1.a.(1)(g)
          (h) Obligations (other than securities and leases) of                 ///////////////////
              states and political subdivisions in the U.S.:                    ///////////////////
              (1) Taxable obligations...........................................4503              0  1.a.(1)(h)(1)
              (2) Tax-exempt obligations........................................4504            407  1.a.(1)(h)(2)
          (i) All other loans in domestic offices...............................4058              1  1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.........4059             22  1.a.(2)
   b. Income from lease financing receivables:                                  ///////////////////
      (1) Taxable leases........................................................4505              0  1.b.(1)
      (2) Tax-exempt leases.....................................................4307              0  1.b.(2)
   c. Interest income on balances due from depository institutions:(1)..........///////////////////
      (1) In domestic offices...................................................4105              4  1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and              ///////////////////
          IBFs..................................................................4106          7,154  1.c.(2)
   d. Interest and dividend income on securities:                               ///////////////////
      (1) U.S. Treasury securities and U.S. Government agency                   ///////////////////
          obligations...........................................................4027         43,835  1.d.(1)
      (2) Securities issued by states and political subdivisions in             ///////////////////
          the U.S.:                                                             ///////////////////
          (a)   Taxable securities..............................................4506             28  1.d.(2)(a)
          (b)   Tax-exempt securities...........................................4507            591  1.d.(2)(b)
      (3) Other domestic debt securities........................................3657             40  1.d.(3)
      (4) Foreign debt securities...............................................3658              0  1.d.(4)
      (5) Equity securities (including investments in mutual funds).............3659            144  1.d.(5)
   e. Interest income from trading assets.......................................4069              0  1.e.
                                                                                -------------------

-------------
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                        Call Date: 3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RI-2
City, State           Denver, CO  80274-8604                                                                Printed 4/23/98 at 13:38
FDIC Certificate No.: 03011

Schedule RI--Continued

                                   Dollar Amounts in Thousands     Year-to-date
--------------------------------------------------------------------------------
1.  Interest income (continued)                               RIAD  Bil Mil Thou
    f. Interest income on federal funds sold and              //////////////////
       securities purchased under agreements to               //////////////////
       resell.................................................4020         4,947 1.f.
    g. Total interest income (sum of items 1.a.               //////////////////
       through 1.f.)..........................................4107       138,930 1.g.
2.  Interest expense:                                         //////////////////
    a. Interest on deposits:                                  //////////////////
       (1) Interest on deposits in domestic                   //////////////////
           offices:                                           //////////////////
           (a) Transaction accounts (NOW                      //////////////////
               accounts, ATS accounts, and                    //////////////////
               telephone and preauthorized                    //////////////////
               transfer accounts).............................4508           239 2.a.(1)(a)
           (b) Nontransaction accounts:                       //////////////////
               (1) Money market deposit accounts (MMDAs)......4509        17,014 2.a.(1)(b)(1)
               (2) Other savings deposits.....................4511         7,293 2.a.(1)(b)(2)
               (3) Time deposits of $100,000 or more..........A517         5,451 2.a.(1)(b)(3)
               (4) Time deposits of less than $100,000........A518        12,485 2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices,           //////////////////
           Edge and Agreement subsidiaries, and               //////////////////
           IBFs...............................................4172         3,444 2.a.(2)
    b. Expense of federal funds purchased and                 //////////////////
       securities sold under agreements to                    //////////////////
       repurchase.............................................4180           989 2.b.
    c. Interest on demand notes issued to the U.S.            //////////////////
       Treasury, trading liabilities, and other               //////////////////
       borrowed money.........................................4185             0 2.c.
    d. Not applicable                                         //////////////////
    e. Interest on subordinated notes and debentures..........4200           641 2.e.
                                                              //////////////////
    f. Total interest expense (sum of items 2.a  through......4073        47,556 2.f.
       2.e)                                                                      -----------------------
3.  Net interest income (item 1.g minus 2.f)..................////////////////// RIAD 4074        91,374  3.
4.  Provisions:                                               ////////////////// -----------------------
    a. Provision for credit losses............................////////////////// RIAD 4230           444  4.a.
    b. Provision for allocated transfer risk..................////////////////// RIAD 4243             0  4.b.
                                                                                 -----------------------
5.  Noninterest income:                                       //////////////////
    a. Income from fiduciary activities.......................4070         7,563 5.a.
    b. Service charges on deposit accounts in                 //////////////////
       domestic offices.......................................4080        14,988 5.b.
    c. Trading revenue (must equal Schedule RI, sum           //////////////////
       of Memorandum items 8.a through 8.d)...................A220             0 5.c.
    d.-e. Not applicable                                      //////////////////
    f. Other noninterest income:                              //////////////////
       (1)    Other fee income................................5407         7,447 5.f.(1)
       (2)    All other noninterest income*...................5408         2,874 5.f.(2)
    g. Total noninterest income (sum of items 5.a             ////////////////// -----------------------
       through 5.f)...........................................////////////////// RIAD 4079        32,872  5.g.
6.  a. Realized gains (losses) on held-to-maturity            //////////////////
       securities.............................................////////////////// RIAD 3521             0  6.a.
    b. Realized gains (losses) on available-for-sale          //////////////////
       securities.............................................////////////////// RIAD 3196           241  6.b.
                                                                                 -----------------------
7.  Noninterest expense:                                      //////////////////
    a. Salaries and employee benefits.........................4135        25,172 7.a.
    b. Expenses of premises and fixed assets (net of          //////////////////
       rental income) (excluding salaries and                 //////////////////
       employee benefits and mortgage interest)...............4217        10,241 7.b.
    c. Other noninterest expense*.............................4092        46,518 7.c.
    d. Total noninterest expense (sum of items 7.a            ////////////////// -----------------------
       through 7.c).........................................  ////////////////// RIAD 4093        81,931  7.d.
8.  Income (loss) before income taxes and extraordinary       ////////////////// -----------------------
    item and other adjustments (item 3 plus or minus          //////////////////
    items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)...................////////////////// RIAD 4301        42,112  8.
9.  Applicable income taxes (on item 8).......................////////////////// RIAD 4302        13,544  9.
10. Income (loss) before extraordinary items and other        ////////////////// -----------------------
    adjustments (item 8 minus 9)..............................////////////////// RIAD 4300        28,568 10.
11. Extraordinary items and other adjustments, net of         //////////////////
    income taxes*.............................................////////////////// RIAD 4320             0 11.
12. Net income (loss) (sum of items 10 and 11)................////////////////// RIAD 4340        28,568 12.
                                                              ------------------------------------------

------------------

* Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RI-3
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/23/98 at 13:38
FDIC Certificate No.: 03011

Schedule RI--Continued

                                                                                             -----
                                                                                              I481  <-
                                                                                     -------------
Memoranda                                                                             Year-to-date
                                                                                ------------------
                                                  Dollar Amounts in Thousands   RIAD Bil Mil Thous
--------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and        //////////////////
    leases acquired after August 7, 1986, that is not deductible for federal    //////////////////
    income tax purposes.........................................................4513            63  M.1.
2.  Income from the sale and servicing of mutual funds and annuities in         //////////////////
    domestic offices (included in Schedule RI, item 8)..........................8431            38  M.2.
3.-4. Not applicable                                                            //////////////////
5.  Number of full-time equivalent employees at end of current period (round    /////       Number
    to nearest whole number)....................................................4150         2,712  M.5.
6.  Not applicable                                                              //////////////////
7.  If the reporting bank has restated its                                 -----//////////////////
    balance sheet as a result of applying push                             RIAD //////////////////
    down accounting this calendar year, report the date of the             9106      CC YY  MM  DD
    bank's acquisition (1)                                                 -----     00 00  00  00  M.7.
8.  Trading revenue (from cash instruments and off-balance sheet derivative     //////////////////
    instruments) (sum of Memorandum items 8.a through 8.d must equal            //////////////////
    Schedule RI, item 5.c):.....................................................////  Bil Mil Thou
    a. Interest rate exposures..................................................8757             0  M.8.a.
    b. Foreign exchange exposures...............................................8758             0  M.8.b.
    c. Equity security and index exposures......................................8759             0  M.8.c.
    d. Commodity and other exposures............................................8760             0  M.8.d.
9.  Impact on income of off-balance sheet derivatives held for purposes         //////////////////
    other than trading:                                                         //////////////////
    a. Net increase (decrease) to interest income...............................8761             0  M.9.a.
    b. Net (increase) decrease to interest expense..............................8762             0  M.9.b.
    c. Other (noninterest) allocations..........................................8763             0  M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions)...........A251             0  M.10.
                                                                                ------------------
11. Does the reporting bank have a Subchapter S election in effect for               Yes        No
    federal income tax purposes for the current tax year?.......................A530     /////   x  M.11.
12. Deferred portion of total applicable income taxes included in               ------------------
    Schedule RI, items 9 and 11 (to be reported with the December Report of     ////  Bil Mil Thou
    Income).....................................................................4772           N/A  M.12.
                                                                                ------------------

---------
(1) For example, a bank acquired on June 1, 1997, would report 19970601.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RI-4
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                             -----
                                                                                             I483   <-
                                                                                ------------------
                                                   Dollar Amounts in Thousands  RIAD Bil Mil Thou
--------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1997,          //////////////////
    Reports of Condition and Income.............................................3215       449,549  1.
 2. Equity capital adjustments from amended Reports of Income, net*.............3216             0  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)........3217       449,549  3.
 4. Net income (loss) (must equal Schedule RI, item 12).........................4340        28,568  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net..........4346             0  5.
 6. Changes incident to business combinations, net..............................4356             0  6.
 7. LESS: Cash dividends declared on preferred stock............................4470             0  7.
 8. LESS: Cash dividends declared on common stock...............................4460        10,000  8.
 9. Cumulative effect of changes in accounting principles from prior years*     //////////////////
    (see instructions for this schedule)........................................4411             0  9.
10. Corrections of material accounting errors from prior years* (see            //////////////////
    instructions for this schedule).............................................4412             0 10.
11. Change in net unrealized holding gains (losses) on available-for-sale       //////////////////
    securities..................................................................8433         (133) 11.
12. Foreign currency translation adjustments....................................4414             0 12.
13. Other transactions with parent holding company* (not included in items 5,   //////////////////
    7, or 8 above)..............................................................4415             0 13.
14. Total equity capital end of current period (sum of items 3 through 13)      //////////////////
    (must equal Schedule RC, item 28)...........................................3210       467,984 14.
                                                                                ------------------

------------------
* Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries on Loans and Leases and
               Changes in Allowance for Credit Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                                ------
                                                                                                                 I486   <-
                                                                                --------------------------------------
                                                                                   (Column A)           (Column B)
                                                                                   Charge-offs          Recoveries
                                                                                --------------------------------------
                                                                                         Calendar year-to-date
                                                                                --------------------------------------
                                                   Dollar Amounts in Thousands  RIAD  Bil Mil Thou  RIAD  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                                                //////////////////  //////////////////
   a. To U.S. addressees (domicile)............................................ 4651           242  4661           643  1.a.
   b. To non-U.S. addressees (domicile) ....................................... 4652             0  4662             0  1.b.
2. Loans to depository institutions and acceptances of other                    //////////////////  //////////////////
   banks:                                                                       //////////////////  //////////////////
   a. To U.S. banks and other U.S. depository institutions..................... 4653             0  4663             0  2.a.
   b. To foreign banks......................................................... 4654             0  4664             0  2.b.
3. Loans to finance agricultural production and other loans to                  //////////////////  //////////////////
   farmers..................................................................... 4655            63  4665            56  3.
4. Commercial and industrial loans:                                             //////////////////  //////////////////
   a: To U.S. addressees (domicile)............................................ 4645           423  4617           303  4.a.
   b. To non-U.S. addressees (domicile)........................................ 4646             0  4618             0  4.b.
5. Loans to individuals for household, family, and other                        //////////////////  //////////////////
   personal expenditures:                                                       //////////////////  //////////////////
   a. Credit cards and related plans........................................... 4656         3,915  4666         1,967  5.a.
   b. Other (includes single payment, installment, and all                      //////////////////  //////////////////
   student loans).............................................................. 4657             0  4667             0  5.b.
6. Loans to foreign governments and official institutions...................... 4643             0  4627             0  6.
7. All other loans............................................................. 4644           716  4628           183  7.
8. Lease financing receivables:                                                 //////////////////  //////////////////
   a. Of U.S. addressees (domicile)............................................ 4658             0  4668             0  8.a.
   b. Of non-U.S. addressees (domicile)........................................ 4659             0  4669             0  8.b.
9. Total (sum of items 1 through 8)............................................ 4635         5,359  4605         3,152  9.
                                                                                --------------------------------------

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RI-5
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RI-B--Continued

Part I.  Continued

                                                                                --------------------------------------
                                                                                   (Column A)          (Column B)
                                                                                   Charge-offs         Recoveries
                                                                                ----------------- --------------------
Memoranda                                                                               Calendar year-to-date
                                                                                --------------------------------------
                                                    Dollar Amounts in Thousands RIAD  Bil Mil Thou  RIAD  Bil Mil Thou
--------- ------------------------------------------------------------------------------------------------------------
1-3. Not applicable                                                             //////////////////  //////////////////
4. Loans to finance commercial real estate, construction,                       //////////////////  //////////////////
   and land development activities (not secured by real                         //////////////////  //////////////////
   estate) included in Schedule RI-B, part I, items 4 and 7,                    //////////////////  //////////////////
   above....................................................................... 5409             0  5410             0  M.4.
5. Loans secured by real estate in domestic offices                             //////////////////  //////////////////
   (included in Schedule RI-B, part I, item 1, above):                          //////////////////  //////////////////
   a. Construction and land development........................................ 3582            52  3583            64  M.5.a.
   b. Secured by farmland...................................................... 3584             0  3585             2  M.5.b.
   c. Secured by 1-4 family residential properties:                             //////////////      //////////////////
      (1) Revolving, open-end loans secured by 1-4                              //////////////      //////////////////
          family residential properties and                                     //////////////      //////////////////
          extended under lines of credit....................................... 5411             0  5412             0  M.5.c.(1)
      (2) All other loans secured by 1-4 family                                 //////////////      //////////////////
          residential properties............................................... 5413           139  5414            73  M.5.c.(2)
   d. Secured by multifamily (5 or more) residential                            //////////////      //////////////////
      properties............................................................... 3588             0  3589             0  M.5.d.
   e. Secured by nonfarm nonresidential properties............................. 3590            51  3591           504  M.5.e.
                                                                                --------------------------------------

Part II.  Changes in Allowance for Credit Losses

                                                    Dollar Amounts in Thousands RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1997, Reports of             //////////////////
   Condition and Income........................................................ 3124        79,389  1.
2. Recoveries (must equal or exceed part I, item 9, column B above)............ 2419         3,152  2.
3. LESS: Charge-offs (must equal or exceed part I, item 9, column A above)..... 2432         5,359  3.
4. Provision for credit losses (must equal Schedule RI, item 4.a).............. 4230           444  4.
5. Adjustments* (see instructions for this schedule)........................... 4815             0  5.
6. Balance end of current period (sum of items 1 through 5) (must equal or      //////////////////
   exceed Schedule RC, item 4.b)............................................... A512        77,626  6.
                                                                                ------------------

------------------
* Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RI-6
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I.  Estimated Income from International Operations

                                                                                                 I492  <-
                                                                                        -------------
                                                                                         Year-to-date
                                                                                   ------------------
                                                      Dollar Amounts in Thousands  RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement       //////////////////
   subsidiaries, and IBFs:                                                         //////////////////
   a. Interest income booked...................................................... 4837           N/A  1.a.
   b. Interest expense booked..................................................... 4838           N/A  1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement            //////////////////
      subsidiaries, and IBFs (item 1.a minus 1.b)................................. 4839           N/A  1.c.
2. Adjustments for booking location of international operations:                   //////////////////
   a. Net interest income attributable to international operations booked at       //////////////////
      domestic offices............................................................ 4840           N/A  2.a.
   b. Net interest income attributable to domestic business booked at foreign      //////////////////
      offices..................................................................... 4841           N/A  2.b.
   c. Net booking location adjustment (item 2.a minus 2.b)........................ 4842           N/A  2.c.
3. Noninterest income and expense attributable to international operations:        //////////////////
   a. Noninterest income attributable to international operations................. 4097           N/A  3.a.
   b. Provision for loan and lease losses attributable to international            //////////////////
      operations.................................................................. 4235           N/A  3.b.
   c. Other noninterest expense attributable to international operations.......... 4239           N/A  3.c.
   d. Net noninterest income (expense) attributable to international
      operations (item 3.a minus 3.b and 3.c)..................................... 4843           N/A  3.d
4. Estimated pretax income attributable to international operations before         //////////////////
   capital allocation adjustment (sum of items 1.c, 2.c, and 3.d)................. 4844           N/A  4.
5. Adjustment to pretax income for internal allocations to international           //////////////////
   operations to reflect the effects of equity capital on overall bank funding     //////////////////
   costs.......................................................................... 4845           N/A  5.
6. Estimated pretax income attributable to international operations after capital  //////////////////
   allocation adjustment (sum of items 4 and 5)................................... 4846           N/A  6.
7. Income taxes attributable to income from international operations as estimated  //////////////////
   in item 6...................................................................... 4797           N/A  7.
8. Estimated net income attributable to international operations (item 6 minus 7). 4341           N/A  8.

Memoranda
                                                                                   ------------------
                                                      Dollar Amounts in Thousands  RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above........................ 4847           N/A  M.1.
2. Intracompany interest expense included in item 1.b above....................... 4848           N/A  M.2.
                                                                                   ------------------

Part II.  Supplementary Details on Income from International Operations
Required by the Departments of Commerce and Treasury for Purposes of the U.S.
International Accounts and the U.S. National Income and Product Accounts

                                                                                        -------------
                                                                                         Year-to-date
                                                                                   ------------------
                                                      Dollar Amounts in Thousands  RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs................................................. 4849           N/A  1.
2. Interest expense booked at IBFs................................................ 4850           N/A  2.
3. Noninterest income attributable to international operations booked at           //////////////////
   domestic offices (excluding IBFs):                                              //////////////////
   a. Gains (losses) and extraordinary items...................................... 5491           N/A  3.a.
   b. Fees and other noninterest income........................................... 5492           N/A  3.b.
4. Provision for loan and lease losses attributable to international               //////////////////
   operations booked at domestic offices (excluding IBFs)......................... 4852           N/A  4.
5. Other noninterest expense attributable to international operations              //////////////////
   booked at domestic offices (excluding IBFs).................................... 4853           N/A  5.
                                                                                   ------------------

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RI-7
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other non-interest expense in Schedule RI. (See instructions for details.)

                                                                                              ----
                                                                                              I495  < -
                                                                                      ------------
                                                                                      Year-to-date
                                                   Dollar Amounts in Thousands  RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))                //////////////////
   Report amounts that exceed 10% of Schedule RI, item 5.f. (2):                //////////////////
   a. Net gains (losses) on other real estate owned............................ 5415             0  1.a.
   b. Net gains (losses) on sales of loans..................................... 5416             0  1.b.
   c. Net gains (losses) on sales of premises and fixed assets................. 5417             0  1.c.
   Itemize and describe the three largest other amounts that exceed 10% of      //////////////////
   Schedule RI, item 5.f.(2):                                                   //////////////////
      ---------                                                                 //////////////////
   d. TEXT 4461  ATM Processing Revenue                                         4461           784  1.d.
      --------------------------------------------------------------------------//////////////////
   e. TEXT 4462                                                                 4462                1.e.
      --------------------------------------------------------------------------//////////////////
   f. TEXT 4463                                                                 4463                1.f.
      --------------------------------------------------------------------------//////////////////
2. Other noninterest expense (from Schedule RI, item 7.c):                      //////////////////
   a. Amortization expense of intangible assets ............................... 4531             0  2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:                     //////////////////
   b. Net (gains) losses on other real estate owned............................ 5418             0  2.b.
   c. Net (gains) losses on sales of loans..................................... 5419             0  2.c.
   d. Net (gains) losses on sales of premises and fixed assets................. 5420             0  2.d.
   Itemize and describe the three largest other amounts that exceed 10% of      //////////////////
   Schedule RI, item 7.c:                                                       //////////////////
      ---------                                                                 //////////////////
   e. TEXT 4464  Computer Processing Support                                    4464        14,700  2.e.
      --------------------------------------------------------------------------//////////////////
   f. TEXT 4467                                                                 4467                2.f.
      --------------------------------------------------------------------------//////////////////
   g. TEXT 4468                                                                 4468                2.g.
      --------------------------------------------------------------------------//////////////////
3. Extraordinary items and other adjustments and applicable income tax effect   //////////////////
   (from Schedule RI item 11) (itemize and describe all extraordinary items and //////////////////
   other adjustments):                                                          //////////////////
   a. (1) | TEXT 4469 |                                                         4469                3.a.(1)
          ----------------------------------------------------------------------//////////////////
      (2) Applicable income tax effect     | RIAD 4486 |                                            3.a.(2)
                                           -------------------------------------//////////////////
   b. (1) | TEXT 4487 |                                                         4487                3.b.(1)
          ----------------------------------------------------------------------//////////////////
      (2) Applicable income tax effect     | RIAD 4488 |                                            3.b.(2)
                                           -------------------------------------//////////////////
   c. (1) | TEXT 4489 |                                                         4489                3.c.(1)
          ----------------------------------------------------------------------//////////////////
      (2) Applicable income tax effect     | RIAD 4491 |                                            3.c.(2)
                                           -------------------------------------//////////////////
4. Equity capital adjustments from amended Reports of Income (from Schedule     //////////////////
   RI-A, item 2) (itemize and describe all adjustments):                        //////////////////
   a. | TEXT 4492 |                                                             4492                4.a.
      --------------------------------------------------------------------------//////////////////
   b. | TEXT 4493 |                                                             4493                4.b.
      --------------------------------------------------------------------------//////////////////
5. Cumulative effect of changes in accounting principles from prior years (from //////////////////
   Schedule RI-A, item 9) (itemize and describe all changes in accounting       //////////////////
   principles):                                                                 //////////////////
      -------------                                                             //////////////////
   a. | TEXT 4494 |                                                             4494                5.a.
      --------------------------------------------------------------------------//////////////////
   b. | TEXT 4495 |                                                             4495                5.b.
      --------------------------------------------------------------------------//////////////////
6. Corrections of material accounting errors from prior years (from             //////////////////
   Schedule RI-A, item 10) (itemize and describe all corrections):              //////////////////
   a. | TEXT 4496 |                                                             4496                6.a.
      --------------------------------------------------------------------------//////////////////
   b. | TEXT 4497 |                                                             4497                6.b.
      --------------------------------------------------------------------------------------------

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RI-8
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RI-E--Continued


                                                                                      ------------
                                                                                      Year-to-date
                                                   Dollar Amounts in Thousands  RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13) //////////////////
   (itemize and describe all such transactions):                                //////////////////
   a. | TEXT 4498 |                                                             4498                7.a.
      --------------------------------------------------------------------------//////////////////
   b. | TEXT 4499 |                                                             4499                7.b.
      --------------------------------------------------------------------------//////////////////
8. Adjustments to allowance for credit losses (from Schedule RI-B, part II,     //////////////////
   item 5) (itemize and describe all adjustments):                              //////////////////
   a. | TEXT 4521 |                                                             4521                8.a.
      --------------------------------------------------------------------------//////////////////
   b. | TEXT 4522 |                                                             4522                8.b.
      --------------------------------------------------------------------------//////////////////
9. Other explanations (the space below is provided for the bank to briefly      ------------------
   describe, at its option, any other significant items affecting the Report of    I498     I499
   Income):                                                                     ------------------
   No comment |__| (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RC-1
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011


Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                             C400   <-
                                                   Dollar Amounts in Thousands  RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------
ASSETS                                                                          //////////////////
1.  Cash and balances due from depository institutions (from Schedule RC-A):    //////////////////
    a.  Noninterest-bearing balances and currency and coin (1)................. 0081     1,043,875  1.a.
    b.  Interest-bearing balances (2) ......................................... 0071       506,136  1.b.
2.  Securities:                                                                 //////////////////
    a.  Held-to-maturity securities (from Schedule RC-B, column A)............. 1754             0  2.a.
    b.  Available-for-sale securities purchased under agreements to resell..... 1773     2,924,282  2.b.
3.  Federal funds sold and securities purchased under agreements to resell..... 1350       305,575  3.
4.  Loans and lease financing receivables:                                      //////////////////
                                                       -------------------------//////////////////
    a.  Loans and leases, net of unearned                                       //////////////////
        income (from Schedule RC-C)..................  RCFD 2122     3,764,584  //////////////////  4.a.
    b.  LESS: Allowance for loan and lease                                      //////////////////
        losses.......................................  RCFD 3123        77,626  //////////////////  4.b.
    c.  LESS: Allocated transfer risk reserve........  RCFD 3128             0  //////////////////  4.c.
                                                       -------------------------
    d.  Loans and leases, net of unearned income, allowance, and reserve        //////////////////
        (item 4.a minus 4.b and 4.c)........................................... 2125     3,686,958   4.d.
5.  Trading assets (from Schedule RC-D)........................................ 3545             0   5.
6.  Premises and fixed assets (including capitalized leases)................... 2145       106,564   6.
7.  Other real estate owned (from Schedule RC-M) .............................. 2150           914   7.
8.  Investments in unconsolidated subsidiaries and associated companies (from   //////////////////
    Schedule RC-M) ............................................................ 2130             0   8.
9.  Customers' liability to this bank on acceptances outstanding............... 2155         2,245   9.
10. Intangible assets (from Schedule RC-M)..................................... 2143            72  10.
11. Other assets (from Schedule RC-F).......................................... 2160       166,107  11.
12. Total assets (sun of items 1 through 11) .................................. 2170     8,742,728  12.
                                                                                ------------------

--------------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RC-2
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RC--Continued

                                                   Dollar Amounts in Thousands  //////////  Bil Mil Thou
--------------------------------------------------------------------------------------------------------
LIABILITIES                                                                     ////////////////////////
13. Deposits:                                                                   ////////////////////////
    a. In domestic offices (sum of totals of columns A and C from               ////////////////////////
       Schedule RC-E, part I) ................................................. RCON 2200      7,733,681  13.a.
                                                      --------------------------
       (1)   Noninterest-bearing(1)................... RCON 6631      2,802,344 ////////////////////////  13.a.(1)
       (2)   Interest-bearing ........................ RCON 6636      4,931,337 ////////////////////////  13.a.(2)
                                                      --------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs            ////////////////////////
       (from Schedule RC-E, part II) .......................................... RCFN 2200        267,053  13.b.
                                                      --------------------------
       (1)   Noninterest-bearing...................... RCON 6631              0 ////////////////////////  13.b.(1)
       (2)   Interest-bearing ........................ RCON 6636        267,053 ////////////////////////  13.b.(2)
                                                      --------------------------
14. Federal funds purchased and securities sold under agreements to             ////////////////////////
    repurchase ................................................................ RCFD 2800         78,726  14.
15. a. Demand notes issued to the U.S. Treasury ............................... RCON 2840              0  15.a.
    b. Trading liabilities (from Schedule RC-D)................................ RCFD 3548              0  15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations        ////////////////////////
    under capitalized leases):                                                  ////////////////////////
    a. With a remaining maturity of one year or less .......................... RCFD 2332         13,013  16.a.
    b. With a remaining maturity of more than one year through three            ////////////////////////
       years .................................................................. RCFD A547              0  16.b.
    c. With a remaining maturity of more than three years ..................... RCFD A548              0  16.c.
17. Not applicable                                                              ////////////////////////
18. Bank's liability on acceptances executed and outstanding .................. RCFD 2920          2,245  18.
19. Subordinated notes and debentures (2) ..................................... RCFD 3200         42,176  19.
20. Other liabilities (from Schedule RC-G ..................................... RCFD 2930        137,850  20.
21. Total liabilities (sum of items 13 through 20) ............................ RCFD 2948      8,274,744  21.
22. Not applicable                                                              ////////////////////////
    EQUITY CAPITAL                                                              ////////////////////////
23. Perpetual preferred stock and related surplus ............................. RCFD 3838              0  23.
24. Common stock .............................................................. RCFD 3230        100,000  24.
25. Surplus (exclude all surplus related to preferred stock) .................. RCFD 3939        222,057  25.
26. a. Undivided profits and capital reserves ................................. RCFD 3632        119,474  26.a.
    b. Net unrealized holding gains (losses) on available-for-sale              ////////////////////////
       securities ............................................................. RCFD 8434         26,453  26.b.
27. Cumulative foreign currency translation adjustments ....................... RCFD 3284              0  27.
28. Total equity capital (sum of items 23 through 27) ......................... RCFD 3210        467,984  28.
29. Total liabilities and equity capital (sum of items 21 through 28) ..........RCFD 3300      8,742,728  29.
                                                                                ------------------------
Memorandum

To be reported only with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that                        Number
   best describes the most comprehensive level of auditing work performed              -----------------
   for the bank by independent external auditors as of any date during 1997............ RCFD 6724      2  M.1.
                                                                                       -----------------

1. = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2. = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3. = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4. = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5. = Review of the bank's financial statements by external auditors

6. = Compilation of the bank's financial statements by external auditors

7. = Other audit procedures (excluding tax preparation work)

8. = No external audit work

------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)  Includes limited-life preferred stock and related surplus.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RC-3
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                           ------
                                                                                                            C405   <-
                                                                          ---------------------------------------
                                                                              (Column A)            (Column B)
                                                                             Consolidated            Domestic
                                                                                 Bank                Offices
                                                                          ---------------------------------------
                                             Dollar Amounts in Thousands  RCFD Bil Mil Thou     RCON Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------
1.   Cash items in process of collection, unposted debits,                /////////////////     /////////////////
     and currency and coin............................................... 0022      858,439     /////////////////  1.
         a.     Items in process of collection and unposted               /////////////////     /////////////////
                debits................................................... /////////////////     0020      736,264  1.a.
         b.     Currency and coin........................................ /////////////////     0080      122,175  1.b.
2.   Balances due from depository institutions in the U.S................ /////////////////     0082      140,703  2.
         a.     U.S. branches and agencies of foreign banks               /////////////////     /////////////////
                (including their IBFs)................................... 0083            0     /////////////////  2.a.
         b.     Other commercial banks in the U.S. and other              /////////////////     /////////////////
                depository institutions in the U.S. (Including            /////////////////     /////////////////
                their IBFs).............................................. 0085      140,703     /////////////////  2.b.
3.   Balances due from banks in foreign countries and                     /////////////////     /////////////////
     foreign central banks............................................... /////////////////     0070      506,136  3.
         a.     Foreign branches of other U.S. banks..................... 0073      506,136     /////////////////  3.a.
         b.     Other banks in foreign countries and foreign              /////////////////     /////////////////
                central banks............................................ 0074            0     /////////////////  3.b.
4.   Balances due from Federal Reserve Banks............................. 0090       44,733     0090       44,733  4.
5.   Total (sum of items 1 through 4) (total of column A                  /////////////////     /////////////////
     must equal Schedule RC, sum of items 1.a and 1.b)................... 0010    1,550,011     0010    1,550,011  5.
                                                                          ---------------------------------------

                                                                                                -----------------
Memorandum                                                         Dollar Amounts in Thousands  RCON Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------
1.   Noninterest-bearing balances due from commercial banks in                                  /////////////////
     the U.S. (included in item 2, column B above)............................................. 0050      140,703  M.1.
                                                                                                -----------------

Schedule RC-B--Securities

Exclude assets held for trading.

                                                                                                                  ------
                                                                                                                   C410   <-
                                          ------------------------------------------------------------------------------
                                                     Held-to-maturity                        Available-for-sale
                                          ------------------------------------------------------------------------------
                                              (Column A)          (Column B)          (Column C)           (Column D)
                                            Amortized Cost        Fair Value        Amortized Cost       Fair Value (1)
                                          ------------------------------------------------------------------------------
             Dollar Amounts in Thousands  RCFD Bil Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou    RCFD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1.   U.S. Treasury securities............ 0211            0   0213            0   1286      666,277    1287      662,942  1.
2.   U.S. Government agency               /////////////////   /////////////////   /////////////////    /////////////////
     obligations (exclude                 /////////////////   /////////////////   /////////////////    /////////////////
     mortgage-backed                      /////////////////   /////////////////   /////////////////    /////////////////
     securities):                         /////////////////   /////////////////   /////////////////    /////////////////
     a.  Issued by U.S. Government        /////////////////   /////////////////   /////////////////    /////////////////
         agencies (2).................... 1289            0   1290            0   1291            0    1293            0  2.a.
     b.  Issued by U.S.                   /////////////////   /////////////////   /////////////////    /////////////////
         Government-sponsored             /////////////////   /////////////////   /////////////////    /////////////////
         agencies (3).................... 1294            0   1295            0   1297            0    1298            0  2.b.
                                          ------------------------------------------------------------------------------

------------------

1. Includes equity securities without readily determinable fair value at historical cost in item 6.b, column D.

2. Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

3. Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank system, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RC-4
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/29/98 at 15:56
FDIC Certificate No.: 03011

Schedule RC-B--Continued

                                            --------------------------------------------------------------------------------
                                                        Held-to-maturity                         Available-for-sale
                                            --------------------------------------------------------------------------------
                                                (Column A)           (Column B)           (Column C)           (Column D)
                                              Amortized Cost         Fair Value         Amortized Cost        Fair Value(1)
                                            --------------------------------------------------------------------------------
               Dollar Amounts in Thousands  RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
3. Securities issued by states              /////////////////    /////////////////    /////////////////    /////////////////
   and political subdivisions in the U.S.:  /////////////////    /////////////////    /////////////////    /////////////////
     a.  General obligations............... 1676            0    1677            0    1678       14,521    1679       14,945 3.a.
     b.  Revenue obligations............... 1681            0    1686            0    1690       26,220    1691       27,965 3.b.
     c.  Industrial development and         /////////////////    /////////////////    /////////////////    /////////////////
         similar obligations............... 1694            0    1695            0    1696            0    1697            0 3.c.
4. Mortgage-backed securities (MBS):        /////////////////    /////////////////    /////////////////    /////////////////
     a.  Pass-through securities:.......... /////////////////    /////////////////    /////////////////    /////////////////
         (1)    Guaranteed by GNMA......... 1698            0    1699            0    1701      399,026    1702      401,018 4.a.(1)
         (2)    Issued by FNMA and          /////////////////    /////////////////    /////////////////    /////////////////
                FHLMC...................... 1703            0    1705            0    1706    1,747,937    1707    1,787,355 4.a.(2)
         (3)    Other pass-through          /////////////////    /////////////////    /////////////////    /////////////////
                securities................. 1709            0    1710            0    1711            0    1713            0 4.a.(3)
     b.  Other mortgage-backed              /////////////////    /////////////////    /////////////////    /////////////////
         securities (include CMOs,          /////////////////    /////////////////    /////////////////    /////////////////
         REMICs and stripped MBS):          /////////////////    /////////////////    /////////////////    /////////////////
         (1)    Issued or guaranteed        /////////////////    /////////////////    /////////////////    /////////////////
                by FNMA, FHLMC, or          /////////////////    /////////////////    /////////////////    /////////////////
                GNMA....................... 1714            0    1715            0    1716       17,939    1717       18,602
         (2)    Collateralized by MBS       /////////////////    /////////////////    /////////////////    /////////////////
                issued or guaranteed        /////////////////    /////////////////    /////////////////    /////////////////
                by FNMA, FHLMC, or          /////////////////    /////////////////    /////////////////    /////////////////
                GNMA....................... 1718            0    1719            0    1731          122    1732          119 4.b.(2)
         (3)    All other                   /////////////////    /////////////////    /////////////////    /////////////////
                mortgage-backed             /////////////////    /////////////////    /////////////////    /////////////////
                securities................. 1733            0    1734            0    1735          643    1736          644 4.b.(2)
5. Other debt securities:                   /////////////////    /////////////////    /////////////////    /////////////////
     a.  Other domestic debt                /////////////////    /////////////////    /////////////////    /////////////////
         securities........................ 1737            0    1738            0    1739        1,013    1741        1,030 5.a.
     b.  Foreign debt securities........... 1742            0    1743            0    1744            0    1746            0 5.b.
6. Equity securities:                       /////////////////    /////////////////    /////////////////    /////////////////
     a.  Investments in mutual funds        /////////////////    /////////////////    /////////////////    /////////////////
         and other equity securities        /////////////////    /////////////////    /////////////////    /////////////////
         with readily determinable          /////////////////    /////////////////    /////////////////    /////////////////
         funds and other equity fair        /////////////////    /////////////////    /////////////////    /////////////////
         values............................ /////////////////    /////////////////    A510            0    A511            0 6.a.
     b.  All other equity                   /////////////////    /////////////////    /////////////////    /////////////////
         securities(1)..................... /////////////////    /////////////////    1752        9,662    1753        9,662 6.b.
7. Total (sum of items 1 through            /////////////////    /////////////////    /////////////////    /////////////////
   6) (total of column A must equal         /////////////////    /////////////////    /////////////////    /////////////////
   Schedule RC, item 2.a) (total of         /////////////////    /////////////////    /////////////////    /////////////////
   column D must equal Schedule RC,         /////////////////    /////////////////    /////////////////    /////////////////
   item 2.b)............................... 1754              0  1771            0    1772    2,883,360    1773    2,924,282 7.
                                            --------------------------------------------------------------------------------

------------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RC-5
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/29/98 at 15:56
FDIC Certificate No.: 03011

Schedule RC-B--Continued


                                                                                             -----
Memoranda                                                                                     C412  <-
                                                                                ------------------
                                                   Dollar Amounts in Thousands  RCON  Bil Mil Thou
--------------------------------------------------------------------------------------------------
1. Pledged securities.......................................................... 0416       114,155  M.1.
2. Maturity and repricing data for debt securities(1), (2) (excluding those     //////////////////
   in nonaccrual status):                                                       //////////////////
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and     //////////////////
      states and political subdivisions in the U.S.; other non-mortgage         //////////////////
      debt securities; and mortgage pass-through securities other than          //////////////////
      those backed by closed-end first lien 1-4 family residential              //////////////////
      mortgages with a remaining maturity or repricing frequency of:(3)(4)      //////////////////
      (1)   Three months or less............................................... A549         1,881  M.2.a.(1)
      (2)   Over three months through 12 months................................ A550        10,032  M.2.a.(2)
      (3)   Over one year through three years.................................. A551        11,695  M.2.a.(3)
      (4)   Over three years through five years................................ A552       251,608  M.2.a.(4)
      (5)   Over five years through 15 years................................... A553       421,702  M.2.a.(5)
      (6)   Over 15 years...................................................... A554        10,014  M.2.a.(6)
   b. Mortgage pass-through securities backed by closed-end first lien 1-4      //////////////////
      family residential mortgages with a remaining maturity or repricing       //////////////////
      frequency of:(3)(5)                                                       //////////////////
      (1)   Three months or less............................................... A555        70,721  M.2.b.(1)
      (2)   Over three months through 12 months................................ A556        30,713  M.2.b.(2)
      (3)   Over one year through three years.................................. A557            83  M.2.b.(3)
      (4)   Over three years through five years................................ A558           459  M.2.b.(4)
      (5)   Over five years through 15 years................................... A559       135,483  M.2.b.(5)
      (6)   Over 15 years...................................................... A560     1,950,864  M.2.b.(6)
   c. Other mortgage-backed securities (including CMOs, REMICs, and             //////////////////
      stripped MBS; exclude mortgage pass-through securities) with an           //////////////////
      expected average life of:(6)                                              //////////////////
      (1) Three years or less.................................................. A561         1,377  M.2.c.(1)
      (2) Over three years..................................................... A562        17,988  M.2.c.(2)
   d. Fixed rate AND floating rate debt securities with a REMAINING             //////////////////
      MATURITY of one year or less (included in Memorandum items 2.a            //////////////////
      through 2.c above)....................................................... A248        11,622  M.2.d.
3-6. Not applicable                                                             //////////////////
7. Amortized cost of held-to-maturity securities sold or transferred to         //////////////////
   available-for-sale or trading securities during the calendar year-to-date    //////////////////
   (report the amortized cost at date of sale or transfer)..................... 1778            0   M.7.
8. High-risk mortgage securities (included in the held-to-maturity and          //////////////////
   available-for-sale accounts in Schedule RC-B, item 4.b):                     //////////////////
   a. Amortized cost........................................................... 8780        16,915  M.8.a.
   b. Fair value............................................................... 8781        17,572  M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale    //////////////////
   accounts in Schedule RC-B, items 2, 3, and 5):                               //////////////////
   a. Amortized cost........................................................... 8782           233  M.9.a.
   b. Fair value............................................................... 8783           250  M.9.b.

------------------

(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.

(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a. that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a., columns A and D.

(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-thorough securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RC-6
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011
Schedule RC-C--Loans and Lease Financing Receivables

Part I.  Loans and Leases


Do not deduct the allowance for loan and lease losses from                                                  ------
amounts reported in this schedule.  Report total loans and                                                   C415   <-
leases, net of unearned income.  Exclude assets held for                  ----------------------------------------
trading and commercial paper.                                                  (Column A)              (Column B)
                                                                              Consolidated              Domestic
                                                                                  Bank                  Offices
                                                                          ----------------------------------------
                                             Dollar Amounts in Thousands  RCFD  Bil Mil Thou    RCON  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate.......................................... 1410     1,791,126    //////////////////  1.
     a.  Construction and land development............................... //////////////////    1415       158,733  1.a.
     b.  Secured by farmland (including farm residential and              //////////////////    //////////////////
         other improvements)............................................. //////////////////    1420        24,867  1.b.
     c.  Secured by 1-4 family residential properties:                    //////////////////    //////////////////
         (1)    Revolving, open-end loans secured by 1-4 family           //////////////////    //////////////////
                residential properties and extended under lines           //////////////////    //////////////////
                of credit................................................ //////////////////    1797       215,693  1.c.(1)
         (2)    All other loans secured by 1-4 family                     //////////////////    //////////////////
                residential properties:                                   //////////////////    //////////////////
                (a)   Secured by first liens............................  //////////////////    5367       377,311  1.c.(2)(a)
                (b)   Secured by junior liens............................ //////////////////    5368       558,057  1.c.(2)(b)
     d.  Secured by multifamily (5 or more) residential                   //////////////////    //////////////////
         properties...................................................... //////////////////    1460        29,929  1.d.
     e.  Secured by nonfarm nonresidential properties.................... //////////////////    1480       426,536  1.e.
2. Loans to depository institutions:                                      //////////////////    //////////////////
     a.  To commercial banks in the U.S.................................. //////////////////    1505       100,320  2.a.
         (1)    To U.S. branches and agencies of foreign banks........... 1506             0    //////////////////  2.a.(1)
         (2)    To other commercial banks in the U.S..................... 1507       100,320    //////////////////  2.a.(2)
     b.  To other depository institutions in the U.S..................... 1517         5,541    1517         5,541  2.b.
     c.  To banks in foreign countries................................... //////////////////    1510           724  2.c.
         (1)    To foreign branches of other U.S. banks.................. 1513           724    //////////////////  2.c.(1)
         (2)    To other banks in foreign countries...................... 1516             0    //////////////////  2.c.(2)
3. Loans to finance agricultural production and other                     //////////////////    //////////////////
   loans to farmers...................................................... 1590        85,262    1590        85,262  3.
4. Commercial and industrial loans:                                       //////////////////    //////////////////
     a.  To U.S. addressees (domicile)................................... 1763       688,447    1763       688,447  4.a.
     b.  To non-U.S. addressees (domicile)............................... 1764             0    1764             0  4.b.
5. Acceptances of other banks:                                            //////////////////    //////////////////
     a.  of U.S. banks................................................... 1756             0    1756             0  5.a.
     b.  of foreign banks................................................ 1757             0    1757             0  5.b.
6. Loans to individuals for household, family, and other                  //////////////////    //////////////////
   personal expenditures (i.e., consumer loans) (includes                 //////////////////    //////////////////
   purchased paper)...................................................... //////////////////    1975       962,684  6.
     a.  Credit cards and related plans (includes check credit            //////////////////    //////////////////
         and other revolving credit plans)............................... 2008        63,967    //////////////////  6.a.
     b.  Other (includes single payment, installment, and all             //////////////////    //////////////////
         student loans).................................................. 2011       898,717    //////////////////  6.b.
7. Loans to foreign governments and official institutions                 //////////////////    //////////////////
   (including foreign central banks)..................................... 2081             0    2081             0  7.
8. Obligations (other than securities and leases) of states               //////////////////    //////////////////
   and political subdivisions in the U.S. (Includes                       //////////////////    //////////////////
   nonrated industrial development obligations).......................... 2107        14,207    2107        14,207  8.
9. Other loans........................................................... 1563       118,261    //////////////////  9.
     a.  Loans for purchasing or carrying securities (secured             //////////////////    //////////////////
         and unsecured).................................................. //////////////////    1545        17,809  9.a.
     b.  All other loans (except consumer loans)......................... //////////////////    1564       100,452  9.b.
10. Lease financing receivables (net of unearned income)................. //////////////////    2165             0 10.
     a.  Of U.S. addressees (domicile)................................... 2182             0    ////////////////// 10.a.
     b.  Of non-U.S. addressees (domicile)............................... 2183             0    ////////////////// 10.b.
11. LESS: Any unearned income on loans reflected in                       //////////////////    //////////////////
    items 1-9 above...................................................... 2123         1,988    2123         1,988 11.
12. Total loans and leases, net of unearned income (sum of                //////////////////    //////////////////
    items 1 through 10 minus item 11) (total of column A                  //////////////////    //////////////////
    must equal Schedule RC, item 4.a).................................... 2122     3,764,584    2122     3,764,584 12.
                                                                          ----------------------------------------

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RC-7
City, State Zip:      Denver, CO  80274-8504                                                                 Printed 4/21/98 at 9:33
FDIC Certificate No.: 03011

Schedule RC-C--Continued
Part I. Continued


Memoranda
                                                   Dollar Amounts in Thousands  ///////  Bil Mil Thou
-----------------------------------------------------------------------------------------------------
1. Not applicable                                                               /////////////////////
2. Loans and leases restructured and in compliance with modified terms          /////////////////////
   (included in Schedule RC-C, part I, above and not reported as past           /////////////////////
   due or nonaccrual in Schedule RC-N, Memorandum item 1):                      /////////////////////
   a.  Loans secured by real estate:                                            /////////////////////
       (1)    To U.S. addressees (domicile).................................... RCFD 1687           0  M.2.a.(1)
       (2)    To non-U.S. addressees (domicile)................................ RCFD 1689           0  M.2.a.(2)
   b.  All other loans and all lease financing receivables (exclude loans       /////////////////////
       to individuals for household, family, and other personal                 /////////////////////
       expenditures)........................................................... RCFD 8691           0  M.2.b.
   c.  Commercial and industrial loans to and lease financing receivables       /////////////////////
       of non-U.S. addresses (domicile) included in Memorandum item 2.b         /////////////////////
       above................................................................... RCFD 8692           0  M.2.c.
3. Maturity and repricing data for loans and leases (excluding those in         /////////////////////
   nonaccrual status).......................................................... /////////////////////
   a.  Closed-end loans secured by first liens on 1-4 family residential        /////////////////////
       properties in domestic offices (reported in Schedule RC-C, part I,       /////////////////////
       item 1.c.(2)(a), column B) with a remaining maturity or repricing        /////////////////////
       frequency of:(1)(2)                                                      /////////////////////
       (1)    Three months or less............................................. RCON A564      24,152  M.3.a.(1)
       (2)    Over three months through 12 months.............................. RCON A565      38,204  M.3.a.(2)
       (3)    Over one year through three years................................ RCON A566      18,611  M.3.a.(3)
       (4)    Over three years through five years.............................. RCON A567      44,662  M.3.a.(4)
       (5)    Over five years through 15 years................................. RCON A568      69,431  M.3.a.(5)
       (6)    Over 15 years.................................................... RCON A569     182,251  M.3.a.(6)
   b.  All loans and leases (reported in Schedule RC-C, part I, items 1         /////////////////////
       through 10, column A)EXCLUDING closed-end loans secured by first         /////////////////////
       liens on 1-4 family residential properties in domestic offices           /////////////////////
       (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B)with a     /////////////////////
       remaining maturity or repricing frequency of: (1)(3)                     /////////////////////
       (1)    Three months or less............................................. RCFD A570   1,242,490  M.3.b.(1)
       (2)    Over three months through 12 months.............................. RCFD A571     301,811  M.3.b.(2)
       (3)    Over one year through three years................................ RCFD A572     362,167  M.3.b.(3)
       (4)    Over three years through five years.............................. RCFD A573     965,917  M.3.b.(4)
       (5)    Over five years through 15 years................................. RCFD A574     478,827  M.3.b.(5)
       (6)    Over 15 years.................................................... RCFD A575      32,674  M.3.b.(6)
   c.  Fixed rate AND floating rate loans and leases (reported in Schedule      /////////////////////
       RC-C, part I, items 1 through 10, column A) with a remaining             /////////////////////
       maturity of one year or less............................................ RCFD A247   1,606,657  M.3.c.
   d.  Fixed rate AND floating rate loans secured by nonfarm nonresidential     /////////////////////
       properties in domestic offices (reported in Schedule RC-C, part I,       /////////////////////
       item 1.e, column B) with a REMAINING MATURITY of over five years........ RCON A577         425  M.3.d.
   e.  Fixed rate AND floating rate commercial and industrial loans             /////////////////////
       (reported in Schedule RC-C, part I, item 4, column A) with REMAINING     /////////////////////
       MATURITY of over three years............................................ RCFD A578         356  M.3.e.
                                                                                ---------------------

------------------

(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.

(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(3) Sum of Memorandum items 3.b.(1) through 3.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RC-8
City, State Zip:      Denver, CO  80274-8504                                                                 Printed 4/21/98 at 9:33
FDIC Certificate No.: 03011

Schedule RC-C--Continued
Part I.  Continued

Memoranda (continued)

                                                                           Dollar Amounts in Thousands    ////// Bil Mil Thou
------------------------------------------------------------------------------------------------------    -------------------
4.       Loans to finance commercial real estate, construction, and land                                  //////////////////
         development activities (not secured by real estate) included in                                  //////////////////
         Schedule RC-C, part I, items 4 and 9, column A, page RC-6(1).................................    RCFD 2746        0 M.4.
5.       Loans and leases held for sale (included in Schedule RC-C, part I,                               //////////////////
         page RC-6)...................................................................................    RCFD 5369        0 M.5.
6.       Adjustable rate closed-end loans secured by first liens on 1-4 family                            //////////////////
         residential properties in domestic offices (included in                                          //////////////////
         Schedule RC-C, part I, item 1.c.(2)(a), column B, page RC-6).................................    RCON 5370   66,999 M.6.
                                                                                                          -------------------

----------
(1)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                        --------
                                                                                                                        C420<-
                                                                                                                        --------
                                                                 Dollar Amounts in Thousands     /////////  Bil   Mil   Thou
--------------------------------------------------------------------------------------------     -------------------------------
ASSETS                                                                                           ///////////////////////////
                                                                                                 ---------------------------
1.       U.S. Treasury securities in domestic offices......................................      RCON 3531                 0 1.
2.       U.S. Government agency obligations in domestic offices (exclude                         ///////////////////////////
         mortgage-backed securities).......................................................      RCON 3532                 0 2.
3.       Securities issued by states and political subdivisions in the U.S.                      ///////////////////////////
         in domestic offices...............................................................      RCON 3533                 0 3.
4.       Mortgage-backed securities (MBS) in domestic offices:                                   ///////////////////////////
         a.   Pass-through securities issued or guaranteed by FNMA, FHLMC, or                    ///////////////////////////
              GNMA.........................................................................      RCON 3534                 0 4.a.
         b.   Other mortgage-backed securities issued or guaranteed by FNMA,                     ///////////////////////////
              FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)......................      RCON 3535                 0 4.b.
         c.   All other mortgage-backed securities.........................................      RCON 3536                 0 4.c.
5.       Other debt securities in domestic offices.........................................      RCON 3537                 0 5.
6.-8.    Not applicable.                                                                         ///////////////////////////
9.       Other trading assets in domestic offices..........................................      RCON 3541                 0 9.
10.      Trading assets in foreign offices.................................................      RCFN 3542                 0 10.
11.      Revaluation gains on interest rate, foreign exchange rate, and other                    ///////////////////////////
         commodity and equity contracts:                                                         ///////////////////////////
         a.   In domestic offices..........................................................      RCON 3543                 0 11.a.
         b.   In foreign offices...........................................................      RCFN 3543                 0 11.b.
12.      Total trading assets (sum of items 1 through 11) (must equal                            RCFD 3545                 0 12.
         Schedule RC, item 5)..............................................................
                                                                                                 ---------------------------
LIABILITIES                                                                                      ///////    Bil   Mil   Thou
                                                                                                 ---------------------------
13.      Liability for short positions.....................................................      RCFD 3546                 0 13.
14.      Revaluation losses on interest rate, foreign exchange rate, and                         ///////////////////////////
         other commodity and equity contracts..............................................      RCFD 3547                 0 14.
15.      Total trading liabilities (sum of items 13 and 14) (must equal                          ///////////////////////////
         Schedule RC, item 15.b)...........................................................      RCFD 3548                 0 15.
                                                                                                 ---------------------------

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                        Page RC-9
City, State Zip:      Denver, CO  80274-8504                                                                 Printed 4/21/98 at 9:33
FDIC Certificate No.: 03011

Schedule RC-E--Deposit Liabilities
Part I.  Deposits in Domestic Offices


                                                                                                               -----
                                                                                                                 C425 <-
                                                       ------------------------------------------   -----------------
                                                                                                      Nontransaction
                                                                     Transaction Accounts               Accounts
                                                       ------------------------------------------   -----------------
                                                             (Column A)            (Column B)           (Column C)
                                                          Total transaction        Memo: Total           Total
                                                              accounts           demand deposits     nontransaction
                                                          (including total       (included in           accounts
                                                          demand deposits)        column A)         (including MMDAs)
                                                       --------------------------------------------------------------
                           Dollar Amounts in Thousands RCON Bil Mil Thou       RCON Bil Mil Thou    RCON Bil Mil Thou
------------------------------------------------------ ----------------------- ------------------   -----------------
Deposits of:                                           /////////////////////   //////////////////   /////////////////
1.   Individuals, partnerships, and                    /////////////////////   //////////////////   /////////////////
     corporations..................................... 2201        1,718,261   2240     1,623,791   2346    5,099,832 1.
2.   U.S. Government.................................. 2202            6,500   2280         6,500   2520            0 2.
3.   States and political subdivisions in              /////////////////////   /////////////////    /////////////////
     the U.S.......................................... 2203          112,972   2290        60,677   2530      150,172 3.
4.   Commercial banks in the U.S...................... 2206          405,997   2310       405,997   2550            0 4.
5.   Other depository institutions in the              /////////////////////   //////////////////   /////////////////
     U.S.............................................. 2207            6,246   2312         6,246   2349            0 5.
6.   Banks in foreign countries....................... 2313           11,580   2320        11,580   2236            0 6.
7.   Foreign governments and official                  /////////////////////   //////////////////   /////////////////
     institutions (including foreign                   /////////////////////   //////////////////   /////////////////
     central banks)................................... 2216                0   2300             0   2377      158,819 7.
8.   Certified and official checks.................... 2330           63,302   2330        63,302   ///////////////// 8.
9.   Total (sum of items 1 through 8) (sum             /////////////////////   //////////////////   /////////////////
     of columns A and C must equal                     /////////////////////   //////////////////   /////////////////
     Schedule RC, item 13.a).......................... 2215        2,324,858   2210     2,178,093   2385    5,408,823 9.
                                                       ----------------------- ------------------   ---------------------

Memoranda

                                                              Dollar Amounts in Thousands      RCON Bil Mil Thou
-----------------------------------------------------------------------------------------    ---------------------
1.   Selected components of total deposits (i.e., sum of item 9, columns A                   /////////////////////
     and C)                                                                                  /////////////////////
     a.     Total Individual Retirement Accounts (IRAs) and Keogh Plan                       /////////////////////
            accounts.....................................................................    6835          165,203  M.1.a.
     b.     Total brokered deposits......................................................    2365                0  M.1.b.
     c.     Fully insured brokered deposits (included in Memorandum                          /////////////////////
            item 1.b above):                                                                 /////////////////////
            (1)   Issued in denominations of less than $100,000..........................    2343                0  M.1.c.(1)
            (2)   Issued either in denominations of $100,000 or in                           /////////////////////
                  denominations greater than $100,000 and participated out                   /////////////////////
                  by the broker in shares of $100,000 or less............................    2344                0  M.1.c.(2)
     d.     Maturity data for brokered deposits:                                             /////////////////////
            (1)   Brokered deposits issued in denominations of less than                     /////////////////////
                  $100,000 with a remaining maturity of one year or less                     /////////////////////
                  (included in Memorandum item 1.c.(1) above)............................    A243                0  M.1.d.(1)
            (2)   Brokered deposits issued in denominations of $100,000 or                   /////////////////////
                  more with a remaining maturity of one year or less                         /////////////////////
                  (included in Memorandum item 1.b above)................................    A244                0  M.1.d.(2)
     e.     Preferred deposits (uninsured deposits of states of political                    /////////////////////
            subdivisions in the U.S. reported in item 3 above which are                      /////////////////////
            secured or collateralized as required under state law)                           /////////////////////
            (to be completed for the December report only)...............................    5590              N/A   M.1.e
2.   Components of total nontransaction accounts (sum of Memorandum. items 2.a               /////////////////////
        through 2.d must equal item 9, column C above):                                      /////////////////////
     a.     Savings deposits:                                                                /////////////////////
            (1)   Money market deposit accounts (MMDAs).................................     6810        1,832,897  M.2.a.(1)
            (2)   Other savings deposits (excludes MMDAs)...............................     0352        2,247,870  M.2.a.(2)
     b.     Total time deposits of less than $100,000....................................    6648          928,152  M.2.b.
     c.     Total time deposits of $100,000 or more......................................    2604          399,904  M.2.c.
3.   All NOW accounts (included in column A above).......................................    2398          146,765  M.3.
4.   Not applicable                                                                          ---------------------

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-10
City, State Zip:      Denver, CO  80274-8504                                                                 Printed 4/21/98 at 9:33
FDIC Certificate No.: 03011

Schedule RC-E--Continued
Part I.  Continued

Memoranda (continued)

                                                                                             ---------------------
                                                                Dollar Amounts in Thousands    RCON Bil Mil Thou
-------------------------------------------------------------------------------------------  ---------------------
5.   Maturity and repricing data for time deposits of less than $100,000:                    /////////////////////
     a.  Time deposits of less than $100,000 with a remaining maturity                       /////////////////////
         or repricing frequency of: (1)(2)                                                   /////////////////////
         (1)   Three months or less.................................................         A579          211,025  M.5.a.(1)
         (2)   Over three months through 12 months..................................         A580          466,238  M.5.a.(2)
         (3)   Over one year through three years....................................         A581          248,675  M.5.a.(3)
         (4)   Over three years.....................................................         A582            2,214  M.5.a.(4)
     b.  Fixed rate AND floating rate time deposits of less than                             /////////////////////
         $100,000 with a REMAINING MATURITY of one year or less                              /////////////////////
         (included in Memorandum items 5.a.(1) through 5.a.(4) above)...............         A241          677,262  M.5.b.
6.   Maturity and repricing data for time deposits of $100,000 or more:                      /////////////////////
     a.  Time deposits of $100,000 or more with a remaining maturity or repricing            /////////////////////
         frequency of:(1)(3)                                                                 /////////////////////
         (1)   Three months or less.................................................         A584          259,835  M.6.a.(1)
         (2)   Over three months through 12 months..................................         A585          107,041  M.6.a.(2)
         (3)   Over one year through three years....................................         A586           32,909  M.6.a.(3)
         (4)   Over three years.....................................................         A587              119  M.6.a.(4)
     b.  Fixed rate AND floating rate time deposits of $100,000 or more                      /////////////////////
         with a REMAINING MATURITY of one year or less (included in                          /////////////////////
         Memorandum items 6.a.(1) through 6.a.(4) above)............................         A242          366,876  M.6.b.
                                                                                             ---------------------

----------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.

(2) Sum of Memorandum items 5.a(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.

(3) Sum of Memorandum items 6.a(1) through 6.a. (4) must equal Schedule RC-E, Memorandum item 2.c above.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-11
City, State Zip:      Denver, CO  80274-8504                                                                 Printed 4/21/98 at 9:33
FDIC Certificate No.: 03011

Schedule RC-E--Continued
Part II.  Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                Dollar Amounts in Thousands  RCON Bil Mil Thou
--------------------------------------------------------------------------------------------------------------
Deposits of:                                                                                 /////////////////
1.   Individuals, partnerships, and corporations...........................................  2621      267,053  1.
2.   U.S. banks (including IBFs and foreign branches of U.S. banks)........................  2623            0  2.
3.   Foreign banks (including U.S. branches and agencies of foreign banks,                   /////////////////
     including their IBFs).................................................................  2625            0  3.
4.   Foreign governments and official institutions (including foreign                        /////////////////
     central banks)........................................................................  2650            0  4.
5.   Certified and official checks.........................................................  2330            0  5.
6.   All other deposits....................................................................  2668            0  6.
7.   Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)..................  2200      267,053  7.
                                                                                             -----------------

Memorandum

                                                                Dollar Amounts in Thousands  RCON Bil Mil Thou
--------------------------------------------------------------------------------------------------------------
1.   Time deposits with a remaining maturity of one year or less (included                   /////////////////
     in Part II, item 7 above).............................................................  A245      267,053  M.1.
                                                                                             -----------------

Schedule RC-F--Other Assets

                                                                                                              ------
                                                                                                               C430   <-
                                                                                             -----------------------
                                                               Dollar Amounts in Thousands   /////////  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1.   Income earned, not collected on loans.................................................  RCFD 2164        25,562  1.
2.   Net deferred tax assets(1)............................................................  RCFD 2148        21,150  2.
3.   Interest-only strips receivable (not in the form of a security)(2)                      ///////////////////////
     on:                                                                                     ///////////////////////
         a.     Mortgage loans.............................................................  RCFD A519             0  3.a.
         b.     Other financial assets.....................................................  RCFD A520             0  3.b.
4.   Other (itemize and describe amounts that exceed 25% of this item).....................  RCFD 2168       119,395  4.
                -------------                          ------------------------------------
         a.     | TEXT 3549 | Bank Owned Life Insurance|RCFD 3549|                   57,685  ///////////////////////  4.a.
                ---------------------------------------
         b.     | TEXT 3550 |                          |RCFD 3550|                           ///////////////////////  4.b.
                ----------------------------------------------
         c.     | TEXT 3551 |                          |RCFD 3551|                           ///////////////////////  4.c.
                ---------------------------------------------------------------------------
5.   Total (sum of items 1 through 4) (must equal Schedule RC, item 11)....................  RCFD 2160       166,107  5.
                                                                                             -----------------------

Memorandum

                                                                Dollar Amounts in Thousands  /////////  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1.   Deferred tax assets disallowed for regulatory capital purposes........................  RCFD 5610             0  M.1.
                                                                                             -----------------------

Schedule RC-G--Other Liabilities

                                                                                                              ------
                                                                                                               C435   <-
                                                                                            ------------------------
                                                               Dollar Amounts in Thousands  /////////   Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1.   a.  Interest accrued and unpaid on deposits in domestic offices(3).................... RCON 3645         15,041  1.a.
         b.     Other expenses accrued and unpaid (includes accrued income                  ////////////////////////
                taxes payable)............................................................. RCFD 3646         66,917  1.b.
2.   Net deferred tax liabilities(1)....................................................... RCFD 3049              0  2.
3.   Minority interest in consolidated subsidiaries........................................ RCFD 3000              0  3.
4.   Other (itemize and describe amounts that exceed 25% of this item)..................... RCFD 2938         55,892  4.
                -------------                                 -----------------------------
         a.     | TEXT 3552 | Deferred Rent                   |RCFD 3552|            26,654 ////////////////////////  4.a.
                ----------------------------------------------
         b.     | TEXT 3553 |                                 |RCFD 3553|                   ////////////////////////  4.b.
                ----------------------------------------------
         c.     | TEXT 3554 |                                 |RCFD 3554|                   ////////////////////////  4.c.
                ---------------------------------------------------------------------------
5.   Total (sum of items 1 through 4) (must equal Schedule RC, item 20).................... RCFD 2930        137,850  5.
                                                                                            ------------------------

------------------

(1) See discussion of deferred income taxes in Glossary entry on "income taxes."

(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

(3)  For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-12
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/29/98 at 15:56
FDIC Certificate No.: 03011

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                            ------
                                                                                             C440   <-
                                                                                ------------------
                                                                                 Domestic Offices
                                                                                ------------------
                                                   Dollar Amounts in Thousands  RCON  Bil Mil Thou
--------------------------------------------------------------------------------------------------
1. Customers' liability to this bank on acceptances outstanding................ 2155          2,245  1.
2. Bank's liability on acceptances executed and outstanding.................... 2920          2,245  2.
3. Federal Funds sold and securities purchased under agreements to resell...... 1350        305,575  3.
4. Federal funds purchased and securities sold under agreements to              ///////////////////
   repurchase.................................................................. 2800         78,726  4.
5. Other borrowed money........................................................ 3190         13,013  5.
   EITHER                                                                       ///////////////////
6. Net due from own foreign office, Edge and Agreement subsidiaries, and        ///////////////////
   IBFs........................................................................ 2163            N/A  6.
   OR                                                                           ///////////////////
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and         ///////////////////
   IBFS........................................................................ 2941        227,596  7.
   OR                                                                           ///////////////////
8. Total assets (excludes net due from foreign offices, Edge and Agreement      ///////////////////
   subsidiaries, and IBFs)..................................................... 2192      8,742,728  8.
9. Total liabilities excludes net due to foreign offices, Edge and              ///////////////////
   Agreement subsidiaries, and IBFs)........................................... 3129      7,968,226  9.
                                                                                -------------------

In items 10-17, report the amortized (historical) cost of both held-to-maturity and available-for-sale securities in domestic offices.

                                                   Dollar Amounts in Thousands  RCON   Bil Mil Thou
---------------------------------------------------------------------------------------------------
10. U.S. Treasury securities................................................... 1039        666,277 10.
11. U.S. Government agency obligations (exclude mortgage-backed securities).... 1041              0 11.
12. Securities issued by states and political subdivisions in the U.S.......... 1042         40,741 12.
13. Mortgage-backed securities (MBS):                                           ///////////////////
    a.   Pass-through securities:                                               ///////////////////
         (1) Issued or guaranteed by FNMA, FHLMC, or GNMA...................... 1043      2,146,963 13.a.(1)
         (2) Other pass-through securities..................................... 1044              0 13.a.(2)
    b.   Other mortgage-backed securities (include CMOs, REMICs, and            ///////////////////
         stripped MBS):                                                         ///////////////////
         (1) Issued or Guaranteed by FMMA, FHLMC, or GNMA...................... 1209         17,939 13.b.(1)
         (2) All other mortgage-backed securities.............................. 1280            765 13.b.(2)
14. Other domestic debt securities............................................. 1281           1013 14.
15. Foreign debt securities.................................................... 1282              0 15.
16. Equity securities:                                                          ///////////////////
    a.   Investments in mutual funds and other equity securities with
         readily determinable fair values...................................... A510              0 16.a.
    b.   All other equity securities........................................... 1752          9,662 16.b.
10. Total amortized (historical) cost of both held-to-maturity and
    available-for-sale securities (sum of items 10 through 16)................. 1374      2,883,360 17.
                                                                                -------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                   Dollar Amounts in Thousands  RCON   Bil Mil Thou
---------------------------------------------------------------------------------------------------
    EITHER                                                                      ///////////////////
1.  Net due from the IBF of the domestic offices of the reporting bank......... 3051            397  M.1.
    OR                                                                          ///////////////////
2.  Net due to the IBF of the domestic offices of the reporting bank........... 3059            N/A  M.2.
                                                                                -------------------

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-13
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/29/98 at 15:56
FDIC Certificate No.: 03011

Schedule RC-I--Selected Assets and Liabilities of IBFs
To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                        ----
                                                                                                                        C445  <-
                                                                                                          ------------------
                                                                           Dollar Amounts in Thousands    RCFN Bil Mil  Thou
------------------------------------------------------------------------------------------------------    ------------------
1.       Total IBF assets of the consolidated bank (component of Schedule RC, item                        //////////////////
         12)..........................................................................................    2133             0  1.
2.       Total IBF loans and lease financing receivables (component of Schedule RC-C,                     //////////////////
         part I, item 12, column A)...................................................................    2076             0  2.
3.       IBF commercial and industrial loans (component of Schedule RC-C, part I,                         //////////////////
         item 4, column A)............................................................................    2077             0  3.
4.       Total IBF liabilities (component of Schedule RC, item 21)....................................    2898           397  4.
5.       IBF deposit liabilities due to banks, including other IBFs (component of                         //////////////////
         Schedule RC-E, part II, items 2 and 3).......................................................    2379             0  5.
6.       Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1,                     //////////////////
         4, 5 and 6)..................................................................................    2381             0  6.
                                                                                                          ------------------

Schedule RC-K--Quarterly Averages(1)

                                                                                                                      ------
                                                                                                                      C455   <-
                                                                                                 ---------------------------

                                                                    Dollar Amounts in Thousands  //////  Bil   Mil   Thou
-----------------------------------------------------------------------------------------------  ---------------------------
     ASSETS                                                                                      ///////////////////////////
1.   Interest-bearing balances due from depository institutions................................  RCFD 3381           520,230 1.
2.   U.S. Treasury securities and U.S. Government agency obligations(2)........................  RCFD 3382         2,509,606 2.
3.   Securities issued by states and political subdivisions in the U.S.(2).....................  RCFD 3383            42,781 3.
4.   a.   Other debt securities(2).............................................................  RCFD 3647             3,354 4.a.
     b.   Equity Securities(3) (includes investments in mutual funds and
          Federal Reserve stock)...............................................................  RCFD 3548             9,682 4.b.
5.   Federal funds sold and securities purchased under agreements to resell....................  RCFD 3365           338,209 5.
6.   Loans:                                                                                      ///////////////////////////
     a.   Loans in domestic offices:                                                             ///////////////////////////
              (1)    Total loans...............................................................  RCON 3360         3,723,601 6.a.(1)
              (2)    Loans secured by real estate..............................................  RCON 3385         1,829,854 6.a.(2)
              (3)    Loans to finance agricultural production and other loans                    /////////////////////////// 6.a.(3)
                     to farmers................................................................  RCON 3386            89,853 6.a.(4)
              (4)    Commercial and industrial loans...........................................  RCON 3387           777,224
              (5)    Loans to individuals for household, family, and other                       /////////////////////////// 6.a.(5)
                     personal expenditures.....................................................  RCON 3388           785,900
     b.   Total loans in foreign offices, Edge and Agreement subsidiaries and
          IBFs.................................................................................  RCFN 3360               458 6.b.
7.   Trading assets............................................................................  RCFD 3401                 0 7.
8.   Lease financing receivables (net of unearned income)......................................  RCFD 3484                 0 8.
9.   Total assets(4)...........................................................................  RCFD 3368         8,309,377 9.
     LIABILITIES                                                                                 ///////////////////////////
10.  Interest-bearing transaction accounts in domestic offices (NOW accounts,                    /// /////////////////////// 10.
     ATS accounts, and telephone and preauthorized transfer accounts) (exclude
     demand deposits)..........................................................................  RCON 3485           125,802
11.  Nontransaction accounts in domestic offices:                                                ///////////////////////////
     a.   Money market deposit accounts (MMDAs)................................................  RCON 3486         1,808,175 11.a.
     b.   Other savings deposits...............................................................  RCON 3487         2,213,496 11.b.
     c.   Time deposits of $100,000 or more....................................................  RCON A514           399,505 11.c.
     d.   Time deposits of less than $100,000..................................................  RCON A529           936,649 11.d.
12.  Interest-bearing deposits in foreign offices, Edge and Agreement                            ///////////////////////////
     subsidiaries, and IBFs....................................................................  RCFN 3404           281,199 12.
13.  Federal funds purchased and securities sold under agreements to repurchase................  RCFD 3353            79,019 13.
14.  Other borrowed money (includes mortgage indebtedness and obligations under                  ///////////////////////////
     capitalized leases).......................................................................  RCFD 3355            10,632 14.
                                                                                                 ---------------------------

-----------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                      Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                      Page RC-14
City, State Zip:      Denver, CO  80274-8504                                                               Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RC-L--Off-Balance Sheet Items
Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                        C460   <-
                                                                                                     -----------------------
                                                                        Dollar Amounts in Thousands  RCFD   Bil   Mil  Thou
---------------------------------------------------------------------------------------------------  -----------------------
1.  Unused commitments:                                                                              ///////////////////////
    a.   Revolving, open-end lines secured by 1-4 family residential properties,                     ///////////////////////
         e.g., home equity lines.................................................................... 3814            325,812 1.a.
    b.   Credit card lines.......................................................................... 3815                  0 1.b.
    c.   Commercial real estate, construction, and land development:                                 ///////////////////////
         (1) Commitments to fund loans secured by real estate....................................... 3816            507,520 1.c.(1)
         (2) Commitments to fund loans not secured by real estate................................... 6550                 15 1.c.(2)
    d.   Securities underwriting.................................................................... 3817                  0 1.d.
    e.   Other unused commitments................................................................... 3818          1,385,796 1.e.
2.  Financial standby letters of credit and foreign office guarantees............................... 3819             22,859 2.
    a.   Amount of financial standby letters of credit conveyed                    -----------------
         to others                                                                 RCFD 3820       0 /////////////////////// 2.a.
                                                                                   -----------------
3.  Performance standby letters of credit and foreign office guarantees............................. 3821                  0 3.

    a.   Amount of performance standby letters of credit                           -----------------
         conveyed to others                                                        RCFD 3822       0 /////////////////////// 3.a.
                                                                                   -----------------
4.  Commercial and similar letters of credit........................................................ 3411            109,151 4.
5.  Participations in acceptances (as described in the instructions) conveyed to                     ///////////////////////
    others by the reporting bank.................................................................... 3428                  0 5.
6.  Participations in acceptance (as described in the instructions) acquired by the                  ///////////////////////
    reporting (nonaccepting) bank................................................................... 3429                  0 6.
7.  Securities borrowed............................................................................. 3432            396,319 7.
8.  Securities lent (including customers' securities lent where the customer is                      ///////////////////////
    indemnified against loss by the reporting bank)................................................. 3433          1,637,352 8.
9.  Financial assets transferred with recourse that have been treated as sold for                    ///////////////////////
    Call Report purposes:                                                                            ///////////////////////
    a.   First lien 1-to-4 family residential mortgage loans:                                        ///////////////////////
         (1) Outstanding principal balance of mortgages transferred as of the report                 ///////////////////////
             date................................................................................... A521                  0 9.a.(1)
         (2) Amount of recourse exposure on these mortgages as of the report date................... A522                  0 9.a.(2)
    b.   Other financial assets (excluding small business obligations reported in                    ///////////////////////
         item 9.c):................................................................................. ///////////////////////
         (1) Outstanding principal balance of assets transferred as of the report date.............. A523                  0 9.b.(1)
         (2) Amount of recourse exposure on these assets as of the report date...................... A524                  0 9.b.(2)
    c.   Small business obligations transferred with recourse under Section                          ///////////////////////
         208 of the Riegle Community Development and                                                 ///////////////////////
         Regulatory Improvement Act of 1994:                                                         ///////////////////////
         (1) Outstanding principal balance of small business obligations transferred                 ///////////////////////
             as of the report date.................................................................. A249                  0 9.c.(1)
         (2) Amount of retained recourse on these obligations as of the report date................. A250                  0 9.c.(2)
10. Notional amount of credit derivatives:                                                           ///////////////////////
    a.   Credit derivatives on which the reporting bank is the guarantor............................ A534                  0 10.a.
    b.   Credit derivatives on which the reporting bank is the beneficiary.......................... A535                  0 10.b.
11. Spot foreign exchange contracts................................................................. 8765                  0 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)                  ///////////////////////
    (itemize and describe each component of this item over 25% of Schedule RC, item                  ///////////////////////
    28, "Total equity capital")..................................................................... 3430                  0 12.
                                                                                   -----------------
    a.     TEXT 3555                                                               RCFD 3555         /////////////////////// 12.a.
           -------------- --------------------------------------------------------
    b.     TEXT 3556                                                               RCFD 3556         /////////////////////// 12.b.
           -------------- --------------------------------------------------------
    c.     TEXT 3557                                                               RCFD 3557         /////////////////////// 12.c.
           -------------- --------------------------------------------------------
    d.     TEXT 3558                                                               RCFD 3558         /////////////////////// 12.d.
           -------------- -------------------------------------------------------- -----------------------------------------

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-15
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RC-L--Continued

                                                               Dollar Amounts in Thousands          RCFD  Bil  Mil   Thou
------------------------------------------------------------------------------------------          ---------------------
13.  All other off-balance sheet assets (exclude off balance sheet derivatives)                     /////////////////////
     itemize and describe each component of this item over 25% of Schedule RC,                      /////////////////////
     item 28, "Total equity capital")                                                               5591                0 13.
                                                                            ------------------------/////////////////////
     a. Text 5592                                                           RCFD 5592               ///////////////////// 13.a.
        ------------------ -------------------------------------------------
     b. Text 5593                                                           RCFD 5593               ///////////////////// 13.b.
        ------------------ -------------------------------------------------
     c. Text 5594                                                           RCFD 5594               ///////////////////// 13.c.
        ------------------ -------------------------------------------------
     d. Text 5595                                                           RCFD 5595               ///////////////////// 13.d.
        ------------------ ------------------------------------------------- --------------------------------------------

                                                                                                                        -----
                                                                                                                        C461  <-
                                      ---------------------------------------------------------------------------------------
           Dollar Amounts in Thousands   (Column A)            (Column B)             (Column C)             (Column D)
-------------------------------------- Interest Rates        Foreign Exchange      Equity Derivative       Commodity and
    Off-balance Sheet Derivatives        Contracts              Contracts              Contracts          Other Contracts
         Position Indicators          ---------------------------------------------------------------------------------------
--------------------------------------
                                      Tril  Bil  Mil  Thou  Tril  Bil  Mil Thou   Tril  Bil  Mil  Thou  Tril  Bil  Mil Thou
                                      --------------------  --------------------  --------------------  -------------------
14. Gross amounts (e.g.,              /////////////////     /////////////////     /////////////////      ////////////////
    notional amounts) (for            /////////////////     /////////////////     /////////////////      ////////////////
    each column, sum of               /////////////////     /////////////////     /////////////////      ////////////////
    items 14.a. through 14.e          /////////////////     /////////////////     /////////////////      ////////////////
    must equal sum of items           /////////////////     /////////////////     /////////////////      ////////////////
    15, 16.a, and 16.b):              /////////////////     /////////////////     /////////////////      ////////////////
                                     --------------------  --------------------  --------------------   ------------------
    a.  Futures contracts............                   0                     0                     0                    0  14.a.
                                     --------------------  --------------------  --------------------   ------------------
                                           RCFD 8693             RCFD 8694              RCFD 8695            RCFD 8696
                                     --------------------  --------------------  --------------------   ------------------
    b.  Forward contracts............                   0                     0                     0                    0  14.b.
                                     --------------------  --------------------  --------------------   ------------------
                                           RCFD 8697             RCFD 8698              RCFD 8699            RCFD 8700
                                     --------------------  --------------------  --------------------   ------------------
    c.  Exchange traded option          /////////////////     /////////////////      /////////////////    ////////////////
        contracts:                      /////////////////     /////////////////      /////////////////    ////////////////
                                     --------------------  --------------------  --------------------   ------------------
        (1)    Written options.......                   0                     0                     0                    0  14.c.(1)
                                     --------------------  --------------------  --------------------   ------------------
                                           RCFD 8701             RCFD 8702              RCFD 8703            RCFD 8704
                                     --------------------  --------------------  --------------------   ------------------
        (2)    Purchased options.....                   0                     0                     0                    0  14.c.(2)
                                     --------------------  --------------------  --------------------   ------------------
                                           RCFD 8705             RCFD 8706              RCFD 8707            RCFD 8708
                                     --------------------  --------------------  --------------------   ------------------
    d.  Over-the-counter option       /////////////////     /////////////////      /////////////////     /////////////////
        contracts:                    /////////////////     /////////////////      /////////////////     /////////////////
                                     --------------------  --------------------  --------------------   ------------------
        (1)    Written options.......                   0                     0                     0                    0  14.d.(1)
                                     --------------------  --------------------  --------------------   ------------------
                                           RCFD 8709             RCFD 8710              RCFD 8711            RCFD 8712
                                     --------------------  --------------------  --------------------   ------------------
        (2)    Purchased options.....                   0                     0                     0                    0  14.d.(2)
                                     --------------------  --------------------  --------------------   ------------------
                                           RCFD 8713             RCFD 8714              RCFD 8715            RCFD 8716
                                     --------------------  --------------------  --------------------   ------------------
    e.  Swaps........................                   0                     0                     0                    0  14.e.
                                     --------------------  --------------------  --------------------   ------------------
                                           RCFD 3450             RCFD 3826              RCFD 3719            RCFD 3720
                                     --------------------  --------------------  --------------------   ------------------
15. Total gross notional              /////////////////     /////////////////      /////////////////    ////////////////
    amount of derivative              /////////////////     /////////////////      /////////////////    ////////////////
    contracts held for                /////////////////     /////////////////      /////////////////    ////////////////
    trading..........................                   0                     0                     0                    0  15.
                                     --------------------  --------------------  --------------------   ------------------
                                           RCFD A126             RCFD A127              RCFD 8723            RCFD 8724
                                     --------------------  --------------------  --------------------   ------------------
16. Gross notional amount of          /////////////////     /////////////////      /////////////////    ////////////////
    derivative contracts              /////////////////     /////////////////      /////////////////    ////////////////
    held for purposes other           /////////////////     /////////////////      /////////////////    ////////////////
    than trading:                     /////////////////     /////////////////      /////////////////    ////////////////
                                     --------------------  --------------------  --------------------   ------------------
    a.  Contracts marked to           /////////////////     /////////////////      /////////////////    ////////////////
        market.......................                   0                     0                     0                    0  16.a.
                                     --------------------  --------------------  --------------------   ------------------
                                            RCFD 8725             RCFD 8726              RCFD 8727            RCFD 8728
                                     --------------------  --------------------  --------------------   ------------------
    b.  Contracts not marked to       /////////////////     /////////////////      /////////////////     ////////////////
                                     --------------------  --------------------  --------------------   ------------------
        market.......................                   0                     0                     0                    0  16.b.
                                     --------------------  --------------------  --------------------   ------------------
                                           RCFD 8729             RCFD 8730              RCFD 8731            RCFD 8732
                                     --------------------  --------------------  --------------------   ------------------
    c.  Interest rate swaps           /////////////////     /////////////////      /////////////////    ////////////////
        where the bank has            /////////////////     /////////////////      /////////////////    ////////////////
        agreed to pay a fixed         /////////////////     /////////////////      /////////////////    ////////////////
        rate.........................                   0   /////////////////      /////////////////    ////////////////    16.c.
                                     --------------------  --------------------  --------------------   ------------------
                                           RCFD A589        /////////////////      /////////////////    ////////////////
                                     --------------------  --------------------  --------------------   ------------------

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                     Call Date:  3/31/98 ST-BK:  08-0510  FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-16
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RC-L--Continued

                                                                                                                        -----
                                                                                                                        C462  <-
                                      ---------------------------------------------------------------------------------------
           Dollar Amounts in Thousands   (Column A)            (Column B)             (Column C)             (Column D)
-------------------------------------- Interest Rates        Foreign Exchange      Equity Derivative       Commodity and
    Off-balance Sheet Derivatives        Contracts              Contracts              Contracts          Other Contracts
         Position Indicators          ---------------------------------------------------------------------------------------
--------------------------------------
                                      Tril  Bil  Mil  Thou  Tril  Bil  Mil Thou   Tril  Bil  Mil  Thou  Tril  Bil  Mil Thou
                                      --------------------  --------------------  --------------------  -------------------
17. Gross fair values of derivative   //////////////        /////////////         ///////////////       ////////////////
    contracts:                        //////////////        /////////////         ///////////////       ////////////////
    a.  Contracts held for trading:   //////////////        /////////////         ///////////////       ////////////////
        (1)    Gross positive         //////////////        /////////////         ///////////////       ////////////////
               fair value......       8733         0        8734        0         8735          0       8736           0  17.a.(1)
        (2)    Gross negative         //////////////        /////////////         ///////////////       ////////////////
               fair value......       8737         0        8738        0         8739          0       8740           0  17.a.(2)
    b.  Contracts held for purposes   //////////////        /////////////         ///////////////       ////////////////
        other than trading that are   //////////////        /////////////         ///////////////       ////////////////
        marked to market:             //////////////        /////////////         ///////////////       ////////////////
        (1)    Gross positive         //////////////        /////////////         ///////////////       ////////////////
               fair value......       8741         0        8742        0         8743          0       8744           0  17.b.(1)
        (2)    Gross negative         //////////////        /////////////         ///////////////       ////////////////
               fair value......       8745         0        8746        0         8747          0       8748           0  17.b.(2)
    c.  Contracts held for purposes   //////////////        /////////////         ///////////////       ////////////////
        other than trading            //////////////        /////////////         ///////////////       ////////////////
        that are not                  //////////////        /////////////         ///////////////       ////////////////
        marked to market:             //////////////        /////////////         ///////////////       ////////////////
        (1)    Gross positive         //////////////        /////////////         ///////////////       ////////////////
               fair value......       8749         0        8750        0         8751          0       8752           0  17.c.(1)
        (2)    Gross negative         //////////////        /////////////         ///////////////       ////////////////
               fair value......       8753         0        8754        0         8755          0       8756           0  17.c.(2)
                                      -----------------------------------------------------------------------------------

Memoranda                                                                   Dollar Amounts in Thousands    RCFD Bil Mil Thou
-------------------------------------------------------------------------------------------------------    -----------------
1.-2.Not applicable                                                                                        /////////////////
3.   Unused commitments with an original maturity exceeding one year that are                              /////////////////
     reported in Schedule RC-L, items 1.a through 1.e, above (report only the                              /////////////////
     unused portions of commitments that are fee paid or otherwise legally                                 /////////////////
     binding)..........................................................................................    3833    1,042,819  M.3.
a.   Participations in commitments with an original                ------------------- ----------------    /////////////////
     maturity exceeding one year conveyed to others..............  RCFD 3834                     96,149    /////////////////  M.3.a.
                                                                   ------------------- ----------------
4.   To be completed only by banks with $1 billion or more in total assets:                                /////////////////
         Standby letters of credit and foreign office guarantees (both financial and                       /////////////////
         performance) issued to non-U.S. addresses (domicile) including in Schedule                        /////////////////
         RC-L, items 2 and 3, above....................................................................    3377            0  M.4.
5.   Loans to individuals for household, family, and other personal expenditures                           /////////////////
     that have been securities and sold (with servicing                                                    /////////////////
     retainer), amounts outstanding by type of loan:                                                       /////////////////
         a.     Loans to purchase private passenger automobiles (to be completed for                       /////////////////
                the September report only).............................................................    2741          N/A  M.5.a
         b.     Credit cards and related plans (TO BE COMPLETED QUARTERLY).............................    2742      465,746  M.5.b
         c.     All other consumer credit (including mobile home loans) (to be                             /////////////////
                completed for the September report only)...............................................    2743          N/A  M.5.c
                                                                                                           -----------------

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-17
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011


Schedule RC-M--Memoranda

                                                                                                                      ----
                                                                                                                      C465  < -
                                                                                                         -----------------
                                                                             Dollar Amounts in Thousands RCFD Bil Mil Thou
-------------------------------------------------------------------------------------------------------- -----------------
1.   Extensions of credit by the reporting bank to its executive officers,                               /////////////////
     directors, principal shareholders, and their related interests as of the                            /////////////////
     report date:                                                                                        /////////////////
         a.     Aggregate amount of all extensions of credit to all executive officers,                  /////////////////
                directors, principal shareholders, and their related interests.......................... 6164        1,108  1.a.
         b.     Number of executive officers, directors, and                                             /////////////////
                principal shareholders to whom the amount of all                                         /////////////////
                extensions of credit by the reporting bank                                               /////////////////
                (including extension of credit to related                                                /////////////////
                interests) equals or exceeds the lesser of                                     Number    /////////////////
                $500,000 or 5 percent of total capital as                  ----------------------------- /////////////////  1.b.
                defined for this purpose in agency regulations............     RCFD-6165               1 /////////////////
                                                                           ----------------  ----------- /////////////////
2.   Federal funds sold and securities purchased under agreements to resell with                         /////////////////
     U.S. branches and agencies of foreign banks(1) (included in Schedule RC, item                       /////////////////
     3)................................................................................................. 3405            0  2.
3.   Not applicable.                                                                                     /////////////////
4.   Outstanding principal balance of 1-4 family residential mortgage loans                              /////////////////
     serviced for others (include both retained servicing and                                            /////////////////
     purchased servicing):                                                                               /////////////////
         a.     Mortgages serviced under a GNMA contract................................................ 5500            0  4.a.
         b.     Mortgages serviced under a FHLMC contract:                                               /////////////////
                (1)   Serviced with recourse to servicer................................................ 5501            0  4.b.(1)
                (2)   Serviced without recourse to servicer............................................. 5502            0  4.b.(2)
         c.     Mortgages serviced under a FNMA contract:                                                /////////////////
                (1)   Serviced under a regular option contract.......................................... 5503            0  4.c.(1)
                (2)   Serviced under a special option contract.......................................... 5504            0  4.c.(2)
         d.     Mortgages serviced under other servicing contracts...................................... 5505            0  4.d
5.   To be completed only by banks with $1 billion or more in total assets:                              /////////////////
     Customers' liability to this bank on acceptances                                                    /////////////////
     outstanding (sum of items 5.a and 5.b must equal Schedule                                           /////////////////
     RC, item 9):                                                                                        /////////////////
         a.     U.S. addressees (domicile).............................................................. 2103        2,245  5.a.
         b.     Non-U.S. addresses (domicile)........................................................... 2104            0  5.b.
6.   Intangible assets:                                                                                  /////////////////
         a.     Mortgage servicing assets............................................................... 3164            0  6.a.
                (1)   Estimated fair value of mortgage servicing           ----------------  ----------- /////////////////
                      assets.............................................. RCFD        A590            0 /////////////////  6.a.(1)
                                                                           ----------------  ----------- /////////////////
         b.     Other identifiable intangible assets:                                                    /////////////////
                (1)   Purchased credit card relationships............................................... 5506            0  6.b.(1)
                (2)   All other identifiable intangible assets.......................................... 5507            0  6.b.(2)
         c.     Goodwill................................................................................ 3163           72  6.c.
         d.     Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule                 /////////////////
                RC, item 10)............................................................................ 2143           72  6.d.
         e.     Amount of intangible assets (included in item 6.b.(2) above) that have                   /////////////////
                been grandfathered or are otherwise qualifying for regulatory capital                    /////////////////
                purposes................................................................................ 6442            0  6.e.
7.   Mandatory convertible debt, net of common or perpetual preferred stock                              /////////////////
     dedicated to redeem the debt....................................................................... 3295            0  7.
                                                                                                         -----------------

------------------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-18
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RC-M--Memoranda--Continued

                                                                        Dollar Amounts in Thousands          Bil Mil  Thou
--------------------------------------------------------------------------------------------------- ----------------------
8.  a.  Other real estate owned:                                                                   //////////////////////
               (1)   Direct and indirect investments in real estate ventures...................... RCFD 5372            0 8.a.(1)
               (2)   All other real estate owned:                                                  //////////////////////
                     (a)    Construction and land development in domestic offices................. RCON 5508            0 8.a.(2)(a)
                     (b)    Farmland in domestic offices.......................................... RCON 5509            0 8.a.(2)(b)
                     (c)    1-4 family residential properties in domestic offices................. RCON 5510          914 8.a.(2)(c)
                     (d)    Multifamily (50 or more) residential properties in                     //////////////////////
                            domestic offices...................................................... RCON 5511            0 8.a.(2)(d)
                     (e)    Nonfarm nonresidential properties in domestic offices................. RCON 5512            0 8.a.(2)(e)
                     (f)    In foreign offices.................................................... RCFN 5513            0 8.a.(2)(f)
               (3)   Total (sum of items 9.1.(1) and 8.a.(2)) (must equal Schedule                 //////////////////////
                     RC, item 7).................................................................. RCFD 2150          914 8.a.(3)
    b.  Investments in unconsolidated subsidiaries and associated companies:                       //////////////////////
               (1)   Direct and indirect investments in real estate ventures...................... RCFD 5374            0 8.b.(1)
               (2)   All other investments in unconsolidated subsidiaries and                      //////////////////////
                     associated companies......................................................... RCFD 5375            0 8.b.(2)
               (3)   Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule                 //////////////////////
                     RC, item 8).................................................................. RCFD 2130            0 8.b.(3)
9.  Noncumulative perpetual preferred stock and related surplus included in                        //////////////////////
    Schedule RC, item 23, "Perpetual preferred stock and related surplus"......................... RCFD 3778            0 9.
10. Mutual fund and annuity sales in domestic offices during the quarter                           //////////////////////
    (including proprietary, private label, and third party products):                              //////////////////////
        a.     Money market funds................................................................. RCON 6441       24,603 10.a.
        b.     Equity securities funds............................................................ RCON 8427            0 10.b.
        c.     Debt securities funds.............................................................. RCON 8428            0 10.c.
        d.     Other mutual funds................................................................. RCON 8429       48,754 10.d.
        e.     Annuities.......................................................................... RCON 8430       14,893 10.e.
        f.     Sales of proprietary mutual funds and annuities (including i items                  //////////////////////
               10.a. through 10.e. above)......................................................... RCON 8784       29,584 10.f.
11. Net unamortized realized deferred gains (losses) on off-balance sheet                          //////////////////////
    derivative contracts included in assets and liabilities reported in                            //////////////////////
    Schedule RC................................................................................... RCFD A525            0 11.
12. Amount of assets netted against nondeposit liabilities and deposits in                         //////////////////////
    foreign offices (other than insured branches in Puerto Rico and U.S.                           //////////////////////
    territories and possession) or the balance sheet (Schedule RC) in                              //////////////////////
    accordance with generally accepted accounting principles)(1).................................. RCFD A526            0 12.
13. Outstanding principal balance of loans other than 1-4 family residential                       //////////////////////
    mortgage loans that are serviced for others (to be complete if this balance                    //////////////////////
    is more than $10 million and exceeds ten percent of total assets)............................. RCFD A591            0 13.
                                                                                                   ----------------------


Memorandum                                                              Dollar Amounts in Thousands RCFD   Bil  Mil  Thou
--------------------------------------------------------------------------------------------------- ----------------------
1.   Reciprocal holdings of banking organizations' capital instruments (to be                       //////////////////////
     completed for the December report only)....................................................... 3836               N/A M.1.
                                                                                                    ----------------------
--------------------------------------------------------------------------------------------------- ----------------------

----------

(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                                       Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-19
City, State Zip:      Denver, CO  80274-8504                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets


The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                       -----
                                                                                                                        C470  <-
                                                          -----------------     ------------------        ------------------
                                                             (Column A)            (Column B)                (Column C)
                                                              Past due             Past due 90               Nonaccrual
                                                            30 through 89         days or more
                                                           days and still           and still
                                                              accruing              accruing
                                                          -----------------     ------------------        ------------------
                             Dollar Amounts in Thousands  RCFD Bil Mil Thou     RCFD Bil Mil Thou         RCFD Bil Mil Thou
--------------------------------------------------------  -----------------     ------------------        ------------------
1. Loans secured by real estate:                          /////////////////     //////////////////        //////////////////
       a.     To U.S. addressees (domicile)...........    1245       22,707     1246         2,001        1247         3,523  1.a.
       b.     To non-U.S. addressees (domicile).......    /////////////////     //////////////////        //////////////////
                                                          1248            0     1249             0        1250             0  1.b.
2. Loans to depository institutions and                   /////////////////     //////////////////        //////////////////
   acceptances of other banks:                            /////////////////     //////////////////        //////////////////
       a.     To U.S. banks and other U.S.                /////////////////     //////////////////        //////////////////
              depository institutions.................    5377            0     5378             0        5379             0  2.a.
       b.     To foreign banks........................    5380            0     5381             0        5382             0  2.b.
3. Loans to finance agricultural                          /////////////////     //////////////////        //////////////////
   production and other loans to farmers..............    1594        4,265     1597           428        1583         1,283  3.
4. Commercial and industrial loans:                       /////////////////     //////////////////        //////////////////
       a.     To U.S. addressees (domicile)...........    1251       24,824     1252         2,021        1253           431  4.a.
       b.     To non-U.S. addressees (domicile).......    1254            0     1255             0        1256             0  4.b.
5. Loans to individuals for household,                    /////////////////     //////////////////        //////////////////
   family, and other personal                             /////////////////     //////////////////        //////////////////
   expenditures:                                          /////////////////     //////////////////        //////////////////
       a.     Credit cards and related plans..........    5383            0     5384             0        5385             0  5.a.
       b.     Other (includes single payment,             /////////////////     //////////////////        //////////////////
              installment, and all student                /////////////////     //////////////////        //////////////////
              loans)..................................    5386       23,979     5387         8,804        5388           138  5.b.

6. Loans to foreign government and                        /////////////////     //////////////////        //////////////////
   official instructions..............................    5389            0     5390             0        5391             0  6.
7. All other loans....................................    5459        3,894     5460           289        5461             0  7.
8. Lease financing receivable:                            /////////////////     //////////////////        //////////////////
       a.     Of U.S. addressees (domicile)...........    1257            0     1258             0        1259             0  8.a.
       b.     Of non-U.S. addressees (domicile).......    1271            0     1272             0        1791             0  8.b.
9. Debt securities and other assets                       /////////////////     //////////////////        //////////////////
   (exclude other real estate owed and                    /////////////////     //////////////////        //////////////////
   other repossessed assets)..........................    3505            0     3506             0        3507             0  9.
                                                          ------------------------------------------------------------------

====================================================================================================================================


Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccural loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                          -----------------     ------------------        ------------------
                                                          RCFD Bil Mil Thou      RCFD Bil Mil Thou         RCFD Bil Mil Thou
                                                          -----------------     ------------------        ------------------
10.  Loans and leases reported in items 1                 /////////////////     //////////////////        //////////////////
     through 8 above which are wholly or                  /////////////////     //////////////////        //////////////////
     partially guaranteed by the U.S.                     /////////////////     //////////////////        //////////////////
     Government.........................................  5612       16,928     5613         6,258        5614             0  10.
         a.     Guaranteed portion of loans and           /////////////////     //////////////////        //////////////////
                leases included in item 10 above........  5615       16,928     5616         6,258        5617             0  10.a.
                                                          ------------------------------------------------------------------

Legal Title of Bank:         Norwest Bank Colorado, N.A.                                Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:                     1740 Broadway                                                                                Page RC-20
City, State Zip:             Denver, CO  80274-8504                                                         Printed 4/21/98 at 09:33
FDIC Certificate No.:        03011

Schedule RC-N--Continued

                                                                                                                     -----
                                                                                                                      C473  <-
                                                          -----------------     ------------------      ------------------
                                                             (Column A)            (Column B)              (Column C)
                                                              Past due             Past due 90             Nonaccrual
                                                            30 through 89         days or more
                                                           days and still           and still
Memoranda                                                     accruing              accruing
                                                          -----------------     ------------------      ------------------
                             Dollar Amounts in Thousands  RCFD Bil Mil Thou     RCFD Bil Mil Thou       RCFD Bil Mil Thou
--------------------------------------------------------  -----------------     ------------------      ------------------
1. Restructured loans and leases included in              /////////////////     ////////////////        ////////////////
   Schedule RC-N, items 1 through 8, above                /////////////////     ////////////////        ////////////////
   (and not reported in Schedule RC-C, part               /////////////////     ////////////////        ////////////////
   I, Memorandum item 2)...............................   1658            0     1659           0        1661           0  M.1.
2. Loans to finance commercial real estate,               /////////////////     ////////////////        ////////////////
   construction, and land development                     /////////////////     ////////////////        ////////////////
   activities (not secured by real estate)                /////////////////     ////////////////        ////////////////
   included in Schedule RC-N, items 4 and 7,              /////////////////     ////////////////        ////////////////
   above...............................................   6558            0     6559           0        6560           0  M.2.
                                                          -----------------     ------------------      ------------------
3. Loans secured by real estate in domestic               RCFD Bil Mil Thou     RCFD Bil Mil Thou       RCFD Bil Mil Thou
   offices (included in Schedule RC-N, item               -----------------     ------------------      ------------------
   1, above):                                             /////////////////     ////////////////        ////////////////
         a.     Construction and land development......   2759        5,698     2769        456         3492         635 M.3.a.
         b.     Secured by farmland....................   3493          401     3494          0         3495           0 M.3.b.
         c.     Secured by 1-4 family residential         /////////////////     ////////////////        ////////////////
                properties:                               /////////////////     ////////////////        ////////////////
                (1)   Revolving, open-end loans           /////////////////     ////////////////        ////////////////
                      secured by 1-4 family               /////////////////     ////////////////        ////////////////
                      residential properties and          /////////////////     ////////////////        ////////////////
                      extended under lines of             /////////////////     ////////////////        ////////////////
                      credit...........................   5398        5,053     5399       1,247        5400       2,469  M.3.c.(1)
                (2)   All other loans secured by 1-       /////////////////     ////////////////        ////////////////
                      4 family residential                /////////////////     ////////////////        ////////////////
                      properties.......................   5401            0     5402           0        5403           0  M.3.c.(2)
         d.     Secured by multifamily (5 or more)        /////////////////     ////////////////        ////////////////
                residential properties.................   3499            0     3500           0        3501           0  M.3.d.
         e.     Secured by nonfarm nonresidential         /////////////////     ////////////////        ////////////////
                properties.............................   3502       11,555     3503         298        3504         419  M.3.e.
                                                          --------------------------------------------------------------

                                                           ----------------------  --------------------
                                                                 (Column A)            (Column B)
                                                                 Past Due 30           Past Due 90
                                                               through 89 days        days or more
                                                           ----------------------  --------------------
                                                           RCFD  Bil  Mil  Thou    RCFD  Bil  Mil  Thou
                                                           ----------------------  --------------------
4. Interest rate, foreign exchange rate, and              ///////////////////////  ////////////////////
   other commodity and equity contracts:                  ///////////////////////  ////////////////////
   a.    Book value of amounts carried as assets.......   3522                  0  3528               0  M.4.a.
   b.    Replacement cost of contracts with a             ///////////////////////  ////////////////////
         positive replacement cost.....................   3529                  0  3530               0  M.4.b.
                                                          --------------------------------------------


------------------------------------------------------------------ -----------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                                    C477  < -
                                                                                                                          --------
Laura Ewald                                                        (303) 863-4591
------------------------------------------------------------------ -----------------------------------------------------------------
Name and Title (TEXT 8901)                                         Telephone: Area code/phone number/extension (TEXT 8902)

Even though Call Reports must be filed electronically,
send my bank a sample set of paper Call Report forms               -----------------------------------------------------------------
for the next quarter:    Yes [X]  (RCON 9117)
                                                                   FAX: Area code/phone number (TEXT 9116)
------------------------------------------------------------------ -----------------------------------------------------------------

Legal Title of Bank:  Norwest Bank of Colorado, N.A.                                    Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-21
City, State  Zip:     Denver, CO 80274-8604                                                                 Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RC-O--Other Data for Deposit Insurance and FICO Assessments

                                                                                                                   -----
                                                                                                                    C475  <-
                                                                                                       -----------------
                                                                           Dollar Amounts in Thousands RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------ -----------------
1. Unposted debits (see instructions):                                                                 ////////////////
   a.    Actual amount of all unposted debits......................................................... 0030      26,624   1.a.
         OR                                                                                            ////////////////
   b.    Separate amount of unposted debits:                                                           ////////////////
         (1)    Actual amount of unposted debits to demand deposits................................... 0031         N/A   1.b.(1)
         (2)    Actual amount of unposted debits to time and savings deposits(1)...................... 0032         N/A   1.b.(2)
2. Unposted credits (see instructions):                                                                ////////////////
   a.    Actual amount of all unposted credits........................................................ 3510       2,198   2.a.
         OR                                                                                            ////////////////
   b.    Separate amount of unposed credits:                                                           ////////////////
         (1)    Actual amount of unposted credits to demand deposits.................................. 3512         N/A   2.b.(1)
         (2)    Actual amount of unposted credits to time and savings deposits(1)..................... 3514         N/A   2.b.(2)
3. Uninvested trust funds (cash) held in bank's own trust department (not                              ////////////////
   included in total deposits in domestic offices).................................................... 3520           0   3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured                            ////////////////
   branches in Puerto Rico and U.S. territories and possessions (not include in                        ////////////////
   total deposits):                                                                                    ////////////////
   a.    Demand deposits of consolidated subsidiaries................................................. 2211       2,200   4.a.
   b.    Time and savings deposits(1) of consolidated subsidiaries.................................... 2351           0   4.b.
   c.    Interest accrued and unpaid on deposits of consolidated subsidiaries......................... 5514           0   4.c.
5. Deposits in insured branches in Puerto Rico and U.S. territories and                                ////////////////
   possessions:                                                                                        ////////////////
   a.    Demand deposits in insured branches (included in Schedule RC-E, Part II)..................... 2229           0   5.a.
   b.    Time and savings deposits(1) in insured branches (included in Schedule                        ////////////////
         RC-E, Part II)............................................................................... 2383           0   5.b.
   c.    Interest accrued and unpaid on deposits in insured branches (included in                      ////////////////
         Schedule RC-G, item 1.b)..................................................................... 5515           0   5.c.
6. Reserve balances actually passed through to the Federal Reserve by the                              ////////////////
   reporting bank on behalf of its respondent depository                                               ////////////////
   institutions that are also reflected as deposit liabilities                                         ////////////////
   of the reporting bank:                                                                              ////////////////
   a.    Amount reflected in demand                                                                    ////////////////
         deposits (included in Schedule RC-E, Part I,                                                  ////////////////
         item 4 or 5, column B)....................................................................... 2314           0   6.a.
   b.    Amount reflected in time and savings deposits(1) (included in Schedule                        ////////////////
         RC-E, Part I, item 4 or 5, column A or C, but not column B).................................. 2315           0   6.b.
7. Unamortized premiums and discounts on time and savings deposits: (1),(2)                            ////////////////
   a.    Unamortized premiums......................................................................... 5516           0   7.a.
   b.    Unamortized discounts........................................................................ 5517           0   7.b.
8. To be complete by banks with "Oakar deposits."                                                      ////////////////
   a. Deposits purchased or acquired from other FDIC-insured institutions                              ////////////////
         during the quarter (exclude deposits purchased or acquired from foreign                       ////////////////
         offices other than insured branches in Puerto Rico and U.S. territories                       ////////////////
         and possessions):                                                                             ////////////////
         (1)    Total deposits purchase or acquire from other FDIC-insured                             ////////////////
                institutions during the quarter....................................................... A531           0   8.a.(1)
         (2)    Amount of purchased or acquire deposit reported in item 8.a.(1)                        ////////////////
                above attributable to a secondary fund (i.e., BIF members report                       ////////////////
                deposits attributable to SAIF; SAIF members report deposits                            ////////////////
                attributable to BIF).................................................................. A532           0   8.a.(2)
   b.    Total deposits sold or transferred to other FDIC-insured institutions                         ////////////////
         during the quarter (exclude sales or transfers by the reporting bank of                       ////////////////
         deposits in foreign offices other than insured branches in Puerto Rico                        ////////////////
         and U.S. territories and possessions)........................................................ A533           0   8.b.
                                                                                                       -----------------

----------

(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of Nontransaction accounts and all transaction accounts other than demand deposits.

(2)  Exclude core deposit intangibles.

Legal Title of Bank:  Norwest Bank of Colorado, N.A.                                    Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-22
City, State  Zip:     Denver, CO 80274-8604                                                                 Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

Schedule RC-O--Continued

                                                                         Dollar Amounts in Thousands  RCON Bil Mil Thou
----------------------------------------------------------------------------------------------------  --------------------
9.       Deposits in lifeline accounts..............................................................  5596///////////////   9.
10.      Benefit-responsible "Depository Institution Investment Contracts" (included in               ///////////////////
         total deposits in domestic offices)........................................................  8432              0   10.
11.      Adjustments to demand deposits in domestic offices and in insured branches in                ///////////////////
         Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for               ///////////////////
         certain reciprocal demand balance:                                                           ///////////////////
   a.    Amount by which demand deposits would be reduced if the reporting bank's                     ///////////////////
         reciprocal demand balances with the domestic offices of U.S. banks and                       ///////////////////
         savings associations and insured branches in Puerto Rico and U.S.                            ///////////////////
         territories and possessions that were reported on a gross basis in Schedule                  ///////////////////
         RC-E had been reported on a net basis......................................................  8785              0  11.a.
   b.    Amount by which demand deposits would be increased if the reporting bank's                   ///////////////////
         reciprocal demand balances with foreign banks and foreign offices of other                   ///////////////////
         U.S. banks (other than insured branches in Puerto Rico and U.S. territories                  ///////////////////
         and possessions) that were reported on a net basis in Schedule RC-E had                      ///////////////////
         been reported on a gross basis.............................................................  A181              0  11.b.
   c.    Amount by which demand deposits would be reduced if cash items in process                    ///////////////////
         of collection were included in the calculation of the reporting bank's net                   ///////////////////
         reciprocal demand balances with the domestic offices of U.S. banks and                       ///////////////////
         savings associations and insured branches in Puerto Rico and U.S.                            ///////////////////  11.c.
         territories and possessions in Schedule RC-E...............................................  A182              0
12.      Amount of assets netted against deposit liabilities in domestic offices and in               ///////////////////
         insured branches in Puerto Rico and U.S. territories and possession on the                   ///////////////////
         balance sheet (Schedule RC) in accordance with generally accepted accounting                 ///////////////////
         principles (exclude amounts related to reciprocal demand balances):                          ///////////////////  12.a.
   a.    Amount of assets netted against demand deposits............................................  A527              0  12.b.
   b.    Amount of assets netted against time and savings deposits..................................  A528              0
                                                                                                      -------------------


Memoranda (to be completed each quarter except as noted)                 Dollar Amounts in Thousands  RCON Bil Mil Thou
----------------------------------------------------------------------------------------------------  -------------------
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1)                    ///////////////////
   and 1.b.(1) must equal Schedule RC, item 13.a):                                                    ///////////////////
   a.    Deposit accounts of $100,000 or less                                                         ///////////////////
                (1)   Amount of deposit accounts of $100,000 or less................................  2702      4,410,280  M.1.a.(1)
                                                                                              Number  ///////////////////
                (2)   Number of deposit accounts of $100,000 or less          ----------------------  ///////////////////
                      (to be completed for the June report only)............. RCON 3779         N/A   ///////////////////  M.1.a.(2)
   b.    Deposit accounts of more than $100,000:                              ----------------------  ///////////////////
                (1)   Amount of deposit accounts of more than $100,000..............................  2710      3,323,401  M.1.b.(2)
                                                                                              Number  ///////////////////
                (2)   Number of deposit accounts of more than                 ----------------------  ///////////////////
                      $100,000............................................... RCON 2722       8,638   ///////////////////  M.1.b.(2)
                                                                              ----------------------  -------------------
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in
   Memorandum item 1.b.(1) above

   Indicate in the appropriate box at the right whether your bank has a method or                           Yes        No
   procedure for determining a better estimate of uninsured deposits than the                         -------------------
   estimate described above.........................................................................  6861      ///     x  M.2.a.
                                                                                                      -------------------
   b.    If the box marked YES has been checked, report the estimate of uninsured                     RCON  Bil  Mil Thou
         deposits determined by using your bank's method or procedure...............................  5597            N/A  M.2.b.
                                                                                                      -------------------
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report? If so, report the legal title and FDIC
   Certificate Number of the parent bank or parent savings association:

                                                                                                        FDIC Cert No.
                                                                                      -----------------------------------
| TEXT A545 |                                                                         RCON A545              N/A           M.3.
-------------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  Norwest Bank of Colorado, N.A.                                    Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-23
City, State  Zip:     Denver, CO 80274-8604                                                                 Printed 4/29/98 at 15:56
FDIC Certificate No.: 03011

Schedule RC-R--Regulatory Capital


This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1997, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1.   Test for determining the extent to which Schedule RC-R       -----------
     must be completed. To be completed only by banks                   C480  <-
     with total assets of less than $1 billion. Indicate in       -----------
     the appropriate box at the right whether the                 YES     NO
     bank has total capital greater than or equal to eight        -----------
     percent of adjusted total assets .................  RCFD 6056   /////   1.
                                                         --------------------

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions). If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.

          If the box marked NO has been checked, the bank must complete the remainder of his schedule.

          A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk- based capital guidelines.

-----------------------------------------------------------
NOTE: All banks are required to complete items 2 and 3
      below. See optional worksheet for items 3.a. through
      3.f.
-----------------------------------------------------------

                                                                      Dollar Amounts in Thousands  RCFD  Bil  Mil   Thou
-------------------------------------------------------------------------------------------------  ---------------------
2.       Portion of qualifying limited-life capital instruments (original                          /////////////////////
         weighted average maturity of at least five years) that is includible in                   /////////////////////
         Tier 2 capital:                                                                           /////////////////////
   a.    Subordinated debt (1) and intermediate term preferred stock.............................  A515            42,000  2.a.
   b.    Other limited-life capital instruments..................................................  A516                 0  2.b.
3.       Amounts used in calculating regulatory capital ratios (report amounts                     /////////////////////
         determined by the bank for its own internal regulatory capital analyses                   /////////////////////
         consistent with applicable capital standards):                                            /////////////////////
   a.    (1) Tier 1 capital......................................................................  8274           441,531  3.a.(1)
         (2) Tier 2 capital......................................................................  8275           102,116  3.a.(2)
         (3) Tier 3 capital......................................................................  1395                 0  3.a.(3)
   b.    Total risk-based capital................................................................  3792           543,647  3.b.
   c.    Excess allowance for loan and lease losses (amount that exce3eds                          /////////////////////
         1.25% of gross risk-weighted assets)....................................................  A222            15,641  3.c.
   d.    (1) Net risk-weighted assets (gross risk-weighted assets less                             /////////////////////
         excess allowance reported in item 3.c above and all other                                 /////////////////////
         deductions).............................................................................  A223        4,943,166   3.d.(1)
         (2) Market risk equivalent assets.......................................................  1651                0   3.d.(2)
   e.    Maximum contractual dollar amount of recourse exposure in low level                       /////////////////////
         recourse transaction (to be completed only if the bank uses the                           /////////////////////
         "direct reduction method" to report these transactions in                                 /////////////////////
         Schedule RC-R)..........................................................................  1727                0   3.e.
   f.    "Average total assets" (quarterly average reported in Schedule RC-                        /////////////////////
         K, item 9 less all assets decided from Tier 1 capital) (2)..............................  A224        8,309,377   3.f.
                                                                                                   ---------------------

                                                                            --------------------  ----------------------
Items 4-9 and Memoranda items 1 and 2 are to be completed                        (Column A)             (Column B)
by banks that answered NO to item 1 above and by banks with                        Assets                 Credit
total assets of $1 billion or more.                                             Recorded on             Equivalent
                                                                                    the                   Amount
                                                                                  Balance             of Off-Balance
                                                                                   Sheet             Sheet Items (3)
                                                                             RCFD Bil Mil Thou      RCFD Bil Mil Thou
                                                                            --------------------  ----------------------
4.       Assets and credit equivalent amounts of off-balance                  ////////////////       ////////////////
         sheet items assigned to the Zero percent risk                        ////////////////       ////////////////
         category:                                                            ////////////////       ////////////////
   a.    Assets recorded on the balance sheet.............................    5163   1,241,923       ////////////////    4.a.
   b.    Credit equivalent amount of off balance sheet                        ////////////////       ////////////////
         items............................................................    ////////////////       3796           0    4.b.
                                                                            --------------------  ----------------------

------------------

(1)  Exclude mandatory convertible debt reported in Schedule RC-M, item 7.

(2)  Do not deduct excess allowance for loan and lease losses.

(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  Norwest Bank of Colorado, N.A.                                    Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-24
City, State  ZipDenver, CO 80274-8604                                                                       Printed 4/29/98 at 15:56
FDIC Certificate No.: 03011

Schedule RC-R--Continued

                                                                         -------------------         --------------------
                                                                               (Column A)                 (Column B)
                                                                                 Assets                Credit Equivalent
                                                                                Recorded                    Amount
                                                                                 on the                 of Off-Balance
                                                                              Balance Sheet             Sheet Items (1)
                                                                         -------------------         --------------------
                                             Dollar Amounts in Thousands RCFD  Bil  Mil  Thou        RCFD  Bil  Mil  Thou
------------------------------------------------------------------------ --------------------        --------------------
5. Asset and credit equivalent amounts of off-balance                      //////////////////        /////////////////////
   sheet items assigned to the 20 percent risk category:                   //////////////////        /////////////////////
   a.    Assets recorded on the balance sheet...........................   5165     4,111,552        /////////////////////    5.a.
   b.    Credit equivalent amount of off-balance sheet                     //////////////////        /////////////////////
         items..........................................................   //////////////////        3801        1,650,770    5.b.
6. Assets and credit equivalent amounts of off-balance                     //////////////////        /////////////////////
   sheet items assigned to the 50 percent risk category:                   //////////////////        /////////////////////
   a.    Assets recorded on the balance sheet...........................   3802       417,739        /////////////////////    6.a.
   b.    Credit equivalent amount of off-balance sheet                     //////////////////        /////////////////////
         items..........................................................   //////////////////        3803           11,432    6.b.
7. Assets and credit equivalent amounts of off-balance                     //////////////////        /////////////////////
   sheet items assigned to the 100 percent risk                            //////////////////        /////////////////////
   category:                                                               //////////////////        /////////////////////
   a.    Assets recorded on the balance sheet...........................   3804     3,008,339        /////////////////////    7.a.
   b.    Credit equivalent amount of off-balance sheet                     //////////////////        /////////////////////
         items..........................................................   //////////////////        3805          583,489    7.b.
8. On-balance sheet asset values excluded from and                         //////////////////        /////////////////////
   deducted in the calculation of the risk-based capital                   //////////////////        /////////////////////
   ratio (2)............................................................   3806        40,801        /////////////////////    8.
9. Total assets recorded on the balance sheet (sum of                      //////////////////        /////////////////////
   items 4.a., 5.a, 6.a, 7.a, and 8, column A) (must                       //////////////////        /////////////////////
   equal Schedule RC, item 12 plus items 4.b and 4.c)...................   3807     8,820,354        /////////////////////    9.
                                                                         --------------------        ---------------------

Memoranda
                                                                     Dollar Amounts in Thousands  RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------  --------------------
1. Current credit exposure across all off-sheet derivative contracts covered                      ///////////////////
   by the risk-based capital standards..........................................................  8764              0         M.1.
                                                                                                  ---------------------

                                               ----------------------------------------------------------------------------
                                                                       With a remaining maturity of
                                               ----------------------------------------------------------------------------
                                                      (Column A)                (Column B)                (Column C)
                                                   One year or less           Over one year            Over five years
                                                                            through five years
                                               ----------------------------------------------------------------------------
2. Notional principal amounts of
   off-balance sheet derivative
   contracts (3):                              RCFD Tril Bil Mil Thou.   RCFD Tril Bil Mil Thou.   RCFD Tril Bil Mil Thou.
                                               -----------------------   -----------------------   -----------------------
a. Interest rate contracts...................  3809                  0   8766                  0   8767                  0    M.2.a.
b. Foreign exchange contracts................  3812                  0   8769                  0   8770                  0    M.2.b.
c. Gold contracts............................  8771                  0   8772                  0   8773                  0    M.2.c.
d.       Other commodity contracts...........  8774                  0   8775                  0   8776                  0    M.2.d.
e. Other commodity contracts.................  8777                  0   8778                  0   8779                  0    M.2.e.
f. Equity derivative contracts...............  A000                  0   A001                  0   A002                  0    M.2.f.
                                               ------------------------  ------------------------  ------------------------

--------------
1. Do not report in column B the risk-weighted amount of assets reported in column A.

2. Include the difference between the fair value and the amortized cost of available-for-value amortized cost of available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in the item 8 and report the cost of these equity securit8ies in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivable not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

3. Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  Norwest Bank of Colorado, N.A.                                   Call Date:  3/31/98 ST-BK: 08-0510 FFIEC 031
Address:              1740 Broadway                                                                                      Page RC-25
City, State  Zip:     Denver, CO 80274-8604                                                                Printed 4/21/98 at 09:33
FDIC Certificate No.: 03011

               Optional Narrative Statement Concerning the Amounts
                 Reported in the Reports of Condition and Income
                     at close of business on March 31, 1998


Norwest Bank Colorado, N.A.          Denver                       Colorado
--------------------------------------------------------------------------------
Legal Title of Bank                  City                         State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," Not applicable," "N/A," "No comment," and "None."

The optional statement use be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.


--------------------------------------------------------------------------------
No comment |__|  (RCON 6979)                                      |C471|C472|< -
                                                                  --------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)





            -------------------------------------------       ------------------
            Signature of Executive Officer of Bank            Date of Signature

Legal Title of Bank:  Norwest Bank of Colorado, N.A.                                        Call Date:  3/31/98 ST-BK: 08-0510
Address:              1740 Broadway
City, State  Zip:     Denver, CO 80274-8604
FDIC Certificate No.: 03011



                                                THIS PAGE IS TO BE COMPLETED BY ALL BANKS
------------------------------------------    --------------------------------------------------------------------------------
               NAME AND ADDRESS OF BANK                                    OMB No. For OCC:  1557-0081
                                                                          OMB No. For FDIC:  3064-0052
                                                                     OMB No. For Federal Reserve:  7100-0036
                                                                           Expiration Date:  3/31/2000



                                                                                 SPECIAL REPORT
                                                                          (Dollar Amounts in Thousands)
                                              --------------------------------------------------------------------------------
                                              CLOSE OF BUSINESS            FDIC Certificate Number         C-700       < -
                                              DATE
                                                         3/31/98                   03011
--------------------------------------------  ------------------------ -------------------------------  ------------ ---------

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
------------------------------------------------------------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem
(a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the definitions of "executive officer" and
"extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

----------------------------------------------------------------------------

a.   Number of loans made to executive officers since the previous Call Report date.................. RCFD 3561                0  a.
                                                                                                      ------------------ ----------
b.   Total dollar amount of above loans (in thousands of dollars).................................... RCFD 3562                0  b.
                                                                                                      ------------------ ----------

c.  Range of interest charged on above loans              ---------        ----------   ---------     -----------  -------  ---
    (example: 9 3/4 = 9.75)..........................     RCFD 7701           0.00         % to       RCFD 7702      0.00    %    c.
                                                          ---------        ----------   ---------     -----------  -------  ---
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                        DATE  (Month, Day, Year)





------------------------------------------------------------------------------------------------------------------------------------

FDIC 8040/53 (3-98)